As filed with the Securities and Exchange Commission on November 21, 2012
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2012
Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

THE PATIENT INVESTOR

Annual Report
September 30, 2012

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market.  In reviewing the materials contained in The Patient Investor, please consider the information provided on this page.  While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek.  We candidly discuss a number of individual companies.  Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or midsized companies.  Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market.  Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds.  Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment.  Equity investments are affected by market conditions.  Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities and may use currency derivatives and ETFs.  Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.  The Ariel International Equity Fund and the Ariel Global Equity Fund are new with limited operating history and there can be no assurance that they will grow to economically viable sizes.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

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A Cheat Sheet to Understanding Statistical Summaries

In response to shareholder feedback, we have provided key definitions for the statistical summaries that begin on page 27.

Ticker Symbol: This is a unique identifier for each stock.  Example: IFSIA is the ticker symbol used to identify Interface, Inc.

Price: This is the stock price as of September 30, 2012.

52-Week Range: This column provides a stock’s lowest and highest price within a 52-week range.

Earnings Per Share (EPS): EPS is a common indicator of a company’s profitability.  This statistic tells investors how much profit a company has made per share within a given time period.  (Comparing a company’s most recent EPS to its EPS in previous years is a standard method for analyzing how fast a company’s profits are growing.) Example: Interface, Inc. (IFSIA) had an EPS of .62 and .67 for 2010 and 2011, respectively.

The data shows the company has recently increased its profits in 2011 and the estimated EPS illustrates that we expect this to continue in 2012.

Price-Earnings (P/E): P/E represents the ratio of a company’s stock price (P-price) to its earnings per share (E-earnings).  Theoretically, the P/E is a gauge of a stock’s value.  This expectation incorporates how much investors are willing to pay for a stock.  P/E can also be used to determine whether a stock is overvalued or undervalued, and whether it is a good stock to buy, hold or sell.  Generally, a high P/E suggests the market anticipates a company will grow substantially and investors are willing to pay more for this expectation.  On the other hand, a low P/E suggests a company is expected to grow at a slower rate.  It could also indicate a company is undervalued and has the potential to exceed growth expectations.

Market Capitalization: This is the calculated value (in millions) the market believes a company is worth.  For example, if a company has 55 million shares outstanding*, each share with a market value of $100 today, the company’s market capitalization is $5.5 billion, (55,000,000 x $100 per share).  Example: Interface, Inc. (IFSIA) has a market capitalization of $871 million = 65,934,898 shares outstanding x $13.21 per share.

*Shares Outstanding: The number of stock shares currently held by investors.

					Annualized
		Quarter		1 Year		3 Year		5 Year		10 Year		15 Year	Since Inception
Ariel Fund (inception 11/6/86)
Investor Class	+	6.66%	+	35.48%	+	11.64%	+	0.36%	+	6.61%	+	7.19%	+	10.69%
Institutional Class	+	6.73	+	35.81	+	11.73	+	0.41	+	6.64	+	7.21	+	10.70
Russell 2500TM Value Index	+	5.85	+	32.15	+	13.05	+	2.21	+	10.34	+	7.84	+	10.97
Russell 2000® Value Index	+	5.67	+	32.63	+	11.72	+	1.35	+	9.68	+	7.08	+	10.30
S&P 500® Index	+	6.35	+	30.20	+	13.20	+	1.05	+	8.01	+	4.70	+	9.57
Ariel Appreciation Fund (inception 12/1/89)
Investor Class	+	7.43%	+	31.57%	+	12.56%	+	3.26%	+	8.17%	+	7.98%	+	10.25%
Institutional Class	+	7.44	+	31.75	+	12.61	+	3.29	+	8.19	+	7.99	+	10.25
Russell Midcap® Value Index	+	5.80	+	29.28	+	13.86	+	1.73	+	10.96	+	8.02	+	10.96
Russell Midcap® Index	+	5.59	+	28.03	+	14.26	+	2.24	+	11.18	+	7.63	+	10.71
S&P 500® Index	+	6.35	+	30.20	+	13.20	+	1.05	+	8.01	+	4.70	+	8.68
Ariel Focus Fund (inception 6/30/05)
Investor Class	+	5.59%	+	18.81%	+	8.03%	–	0.76%		–		–	+	2.18%
Institutional Class	+	5.68	+	19.03	+	8.10	–	0.72		–		–	+	2.21
Russell 1000® Value Index	+	6.51	+	30.92	+	11.84	–	0.90		–		–	+	3.71
S&P 500® Index	+	6.35	+	30.20	+	13.20	+	1.05		–		–	+	4.84
Ariel Discovery Fund (inception 1/31/11)
Investor Class	+	3.00%	+	37.87%		–		–		–		–	+	3.74%
Institutional Class	+	3.09	+	38.26		–		–		–		–	+	3.92
Russell 2000® Value Index	+	5.67	+	32.63		–		–		–		–	+	4.75
S&P 500® Index	+	6.35	+	30.20		–		–		–		–	+	9.42
Ariel International Equity Fund (inception 12/30/11)
Investor Class	+	4.83%		–		–		–		–		–	–	2.30%
Institutional Class	+	4.82		–		–		–		–		–	–	2.20
MSCI EAFE® Index	+	6.98		–		–		–		–		–	+	10.59
Ariel Global Equity Fund (inception 12/30/11)
Investor Class	+	4.59%		–		–		–		–		–	+	0.20%
Institutional Class	+	4.69		–		–		–		–		–	+	0.40
MSCI AC World IndexSM	+	6.97		–		–		–		–		–	+	13.39

The inception date for the Institutional Class shares of all Funds is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report.

The Patient Investor September 30, 2012	4	Slow and Steady Wins the Race

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending September 30, 2012, Ariel Fund rose +6.66% versus +5.85% for the Russell 2500 Value Index and +5.67% for the Russell 2000 Value Index.  Meanwhile, Ariel Appreciation Fund jumped +7.43% during the quarter versus a +5.80% gain for the Russell Midcap Value Index and a +5.59% rise for the Russell Midcap Index.  These gains helped distinguish our year-todate returns.  More specifically, Ariel Fund has risen +15.59% through September 30th versus +14.47% for the Russell 2500 Value Index and +14.37% for the Russell 2000 Value Index, respectively.  Ariel Appreciation Fund is up +16.62% this year compared to +14.03% for the Russell Midcap Value Index and +14.00% for the Russell Midcap Index.

For the one-year period ending September 30, 2012, Ariel Fund gained +35.48% versus a rise of +32.15% for the Russell 2500 Value Index.  During the same period, Ariel Appreciation Fund surged +31.57% compared to the Russell Midcap Value Index, which returned +29.28%.  Meanwhile, the S&P 500 Index gained +30.20% over the one-year period.  The sweet spot for both Funds was the financial sector, which came back after being very out of favor in the preceding year.  Meanwhile, health care was a key soft spot in both portfolios.  On a stock-by-stock basis, Gannett Co., Inc.  (GCI) and Fair Isaac Corp.  (FICO) were top performers in Ariel Fund, gaining +95.39% and +103.15%, respectively.  Weaker performers included DeVry Inc. (DV) and Hospira, Inc. (HSP), which fell -37.81% and -11.30%.  Ariel Appreciation Fund’s best performers were CBS Corp. (CBS), up +80.68%, and First American Financial Corp. (FAF), rising +72.39%.  Its laggards included DeVry Inc. and Dell Inc. (DELL ), which lost -37.81% and -29.75%, respectively.

Stock gains have been so dramatic of late that some may not know the last few weeks represent the culmination of not one, but two meaningful market milestones.  First, as Barron’s recently pointed out, October 19, 2012 marked the 25th Anniversary of “the worst day ever in American stock market history” when the Dow plummeted a whopping -22.6% in one day.1  As the newspaper noted, “Were it a happier occasion, we’d call it a silver anniversary.  As it happened, the silver came to those who bought equities on and immediately after that dark day, as it marked the low.” We did just that—even making outbound calls to clients on Black Monday to request more money for our bargain shopping.  Remarkably, from that 1987 low, the Dow’s all-time high occurred almost exactly 20 years later on October 9, 2007.  Herein lies the second noteworthy milestone.  It may surprise many to hear that five years later, the Dow is within shouting distance of its peak.  In fact, The Wall Street Journal calculates that as of quarter end, the index is “less than 4%” off its high despite a period in which “the stock market halved and then doubled, bonds soared, the real-estate market crashed and stabilized, and energy prices spiked, tanked and rose anew.”2

“Skeptical about the Skepticism”3
Here is the rub.  As stocks have recovered, the one area  of the market that has been the most widely reviled  has also been the driver of our outperformance.  This holds true for shorter periods like last quarter as well as the last five years.  More specifically, although counterintuitive to some, financial stocks have been our best-performing sector as the market has neared all-time highs.

As the primary sponsors of the toxic mortgage-backed securities that collapsed during the recent housing bust, financial firms are widely viewed as fueling the worst investment crisis since the Great Depression.  In fact, financials have been so widely admonished that their shares have traded as much on negative views of the past as on objective judgments about the present—and future.  In keeping with our contrarian view, where others saw wreckage, we saw opportunity.  More specifically, we took advantage of the pall that was cast over the entire sector—a negative sentiment that indiscriminately punished most of the companies in the industry regardless of their exposure to the difficulties at hand.  In so doing, we were able to buy discarded shares of financial brands that we believed to be well-positioned to succeed after silly season subsided.  This is where the data gets interesting and the merits of our patient investing philosophy become quite clear.  As depicted below, for the five years ending September 30, 2012, portfolio attribution shows that financial services represented our second-most heavily-weighted and most heavily-weighted sectors in Ariel Fund and Ariel Appreciation Fund, respectively.

Financial stocks also boosted our relative returns over this half-decade.  First and foremost, over the last five years Ariel Fund gained +0.36% annually*, which is +1.83% cumulatively, versus +2.21% annually and +11.54% cumulatively for the Russell 2500 Value Index.  Similarly, over the last five years Ariel Appreciation Fund returned +3.26% annually**, or +17.42% cumulatively, against the Russell Midcap Value Index’s +1.73% annualized and +8.98% cumulative return.  Although Ariel Fund underperformed its benchmark, its financial stocks added 896 basis points of cumulative outperformance versus the index.  These issues provided an even stronger relative return contribution—2,585 basis points cumulatively—to Ariel Appreciation Fund.  In both cases, as is typical, other sectors detracted from our relative performance.  For example, in the case of Ariel Fund, stock selection in the producer durables sector resulted in the biggest drag on our returns, which set back our relative performance -5.34%.  Similarly, the energy sector dinged Ariel Appreciation Fund -6.48% over the period.

	Financial sector attribution: 9/30/07–9/30/124

	Portfolio	Benchmark	Portfolio	Benchmark
	Average	Average	Total	Total	Allocation	Selection +	Total
	Weight5	Weight5	Return6	Return7	Effect8	Interaction9	Effect10

Ariel Fund	27.68%	35.29%	-1.66%	-4.88%	1.59%	7.37%	8.96%

Ariel Appreciation Fund	31.78%	30.50%	12.51%	-19.03%	-0.66%	26.50%	25.85%

*
Ariel Fund had negative calendar year returns in 2007, 2008 and 2011 as follows: -1.70%, -48.25% and -11.34%, respectively.  The calendar year returns of the Russell 2500 Value Index in 2007, 2008 and 2011 was -7.27%, -31.99% and -3.36%, respectively.

**
Ariel Appreciation Fund had negative calendar year returns in 2007, 2008 and 2011 as follows: -1.40%, -40.74% and -7.35%, respectively.  The calendar year returns of the Russell Midcap Value Index in 2007, 2008 and 2011 was -1.42%, -38.44% and -1.38%, respectively.

The Patient Investor September 30, 2012	6	Slow and Steady Wins the Race

Beyond the actual financial sector performance boost, the aforementioned data only tells one part of the story.  When we further drill down on the individual stocks driving our returns, it becomes clear that we could never be accused of benchmark hugging.  Our bets are truly active as evidenced by the fact that of the 15 financial stocks held in Ariel Fund over this period, 12 were constituents of the Russell 2500 Value Index.  Yet these dozen holdings averaged 21.54% of our portfolio versus 1.51% for the benchmark.  The same is true for Ariel Appreciation Fund, which held 19 financial services stocks over this period—11 of which were in the benchmark.  Whereas these 11 names represented on average 20.37% of our portfolio, combined they made up just 1.11% of the benchmark.

Investing in Money
While there is little question that we made a conscious decision to embrace one of the most unloved areas of the economy and in so doing selected totally different stocks from the benchmark, we did not opt for the run-of-the-mill financials like the scores of washed-out and undifferentiated regional banks.  Instead, leading into the crisis and fearing heightened risk profiles, we sold the monoline insurers in advance of their remarkable declines.

We then doubled and tripled down on the real estate management companies in the wake of widespread and indiscriminate selling that failed to consider the long-term viability of the industry leaders.  We also bought more shares of the asset managers—companies that were admittedly whipsawed by market fears as they often traded in tandem with market sentiment rather than the underlying fundamentals.

And while we still have exposure to these more traditional areas, our newest bet is on the alternative investment managers that are well-poised to benefit as pension funds continue to raise their exposure to the asset class.  Here we have set our sights on KKR & Co. L.P. (KKR) and Blackstone Group L.P. (BX)11—even though some question their management’s shareholder friendliness and may be wary of how their financing may one day be challenged in a rising interest rate environment.  In our view, both companies stand to benefit as pension funds continue to raise their exposure to hedge funds and private equity; both possess strong, long-term track records; and both companies’ balance sheets give them competitive advantages over peers.  Additionally, we think in each case the market is underestimating the value of the future profits even if Congress opts to change the tax treatment of carried interest which are profits currently treated as capital gains instead of ordinary income.

According to Barron’s, “The economist and investor John Maynard Keynes emphasized that investment profits are largely determined by how investors behave at market tops and bottoms—which is where price volatility concentrates, where sudden spikes occur, where big investment mistakes are made.”12 Our activity in the financial services sector underscores this view.

Portfolio Comings and Goings
During the quarter, we purchased Life Technologies Corp. (LIFE), which focuses on improving the human condition, in Ariel Fund.  Its systems, consumables and services enable researchers to accelerate scientific exploration, driving to discoveries and developments that better the quality of life.  Conversely, we exited our position in Stanley Black & Decker, Inc. (SWK) in order to pursue more compelling opportunities.

During the quarter, we purchased three new holdings and eliminated one in Ariel Appreciation Fund.  We added global biotechnology tools company Life Technologies Corp.  We also initiated a position in human resources consulting firm Towers Watson (TW), whose clients comprise 74% of the Fortune 1000 and 77% of the Fortune Global 500.  Competitive advantages in scope, scale and brand position the company to benefit from the long-term tailwinds in human resources consulting.  Towers Watson operates a growing business with low capital requirements while enjoying high operating margins as well as high retention rates.  Lastly, we purchased motorsports owner International Speedway Corp.  (ISCA). A current holding in both Ariel Fund and Ariel Discovery Fund, International Speedway has an unparalleled portfolio of racetracks across the country.  The vast majority of its revenues come from NASCAR-sanctioned races, making the firm closely linked to the second-most watched sport in the U.S.  In order to pursue these new opportunities, we exited Chesapeake Energy Corp. (CHK).

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1	Racanelli, Vito. “Stocks Give Back Gains on Weak Earnings.” Barron’s, October 22, 2012, page M3.
2	Light, Joe and Ben Levisohn. “What a Trip.” The Wall Street Journal, October 6-7, 2012, page B7.
3	DeAenlle, Conrad. “Wary of Heights (and the Future).” The New York Times, April 8, 2012, page BU11.
4	The primary benchmark for the Ariel Fund is the Russell 2500 Value Index and the primary benchmark for the Ariel Appreciation Fund is the Russell Midcap Value Index.
5	The average weight is the simple arithmetic average of the daily weight for each security or group in the portfolio and benchmark.
6
Total Portfolio Return shown does not represent the performance of Ariel Fund or Ariel Appreciation Fund for the period.  The Total Portfolio Return shown represents the cumulative returns for the period of the stocks in the financial sector before the deduction of fees, charges, transaction costs or other expenses.

7	The Benchmark Total Return represents the cumulative returns for the period of the stocks in the financial sector within the respective benchmark.
8	Allocation Effect is the portion of the Fund’s excess return attributed to taking different sector group bets from its respective Benchmark.
9
Selection Effect is the portion of Fund excess return attributable to choosing different securities within groups from its Benchmark.  Interaction Effect is the portion of the Fund’s excess return attributable to combining allocation decisions with relative performance.  TheInteraction Effect measures the strength of the manager’s convictions.

10	The Total Effect column represents the effect on total returns of the Fund within the sector relative to the returns of its Benchmark.
11	KKR & Co. is a holding in Ariel Fund and Ariel Appreciation Fund. Blackstone Group L.P. is a holding in Ariel Appreciation Fund.
12	Conrad, Martin. “The Money Paradox.” Barron’s, December 31, 2011. Web.

arielinvestments.com	8	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND The Fund pursues long-term captial appreciation by investing in medium-sized companies.
AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Investor Class	+6.66%	+35.48%	+11.64%	+0.36%	+6.61%	+7.19%	+10.69%
Institutional Class+	+6.73%	+35.81%	+11.73%	+0.41%	+6.64%	+7.21%	+10.70%
Russell 2500TM Value Index	+5.85%	+32.15%	+13.05%	+2.21%	+10.34%	+7.84%	+10.97%
Russell 2000® Value Index	+5.67%	+32.63%	+11.72%	+1.35%	+9.68%	+7.08%	+10.30%
Russell 2500TM Index	+5.57%	+30.93%	+14.07%	+2.80%	+10.86%	+7.05%	+10.28%
S&P 500® Index	+6.35%	+30.20%	+13.20%	+1.05%	+8.01%	+4.70%	+9.57%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.  One of the Fund’s benchmarks has changed from the Russell 2500 Index to the Russell 2000 Value Index as the Adviser believes this new index is more indicative of the market capitalization and style profile of the Fund.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index

Consumer discretionary	38.48	12.08	12.27	12.97

Financial services	31.40	32.86	36.21	15.85

Health care	14.36	6.48	5.14	11.84

Producer durables	5.96	12.86	12.66	10.28

Materials & processing	4.58	7.87	7.15	3.82

Energy	2.95	6.81	5.98	11.31

Consumer staples	2.27	2.27	2.23	9.39

Technology	0.00	8.38	10.72	17.89

Utilities	0.00	10.39	7.63	6.64
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Investor Class	1.06%
Institutional Class (annualized)	0.68%

TOP TEN EQUITY HOLDINGS
1	Gannett Co., Inc.	4.7%	6	Janus Capital Group Inc.	4.0%
2	Charles River Laboratories Intl Inc.	4.3%	7	First American Financial Corp.	3.9%
3	Lazard Ltd	4.2%	8	KKR & Co. L.P.	3.8%
4	DeVry Inc.	4.0%	9	Royal Caribbean Cruises Ltd.	3.6%
5	International Game Technology	4.0%	10	Dun & Bradstreet Corp.	3.6%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.
For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.  Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2500TM Index measures the performance of small to mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

9

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND The Fund pursues long-term captial appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Investor Class	+7.43%	+31.57%	+12.56%	+3.26%	+8.17%	+7.98%	+10.25%
Institutional Class+	+7.44%	+31.75%	+12.61%	+3.29%	+8.19%	+7.99%	+10.25%
Russell Midcap® Value Index	+5.80%	+29.28%	+13.86%	+1.73%	+10.96%	+8.02%	+10.96%
Russell Midcap® Index	+5.59%	+28.03%	+14.26%	+2.24%	+11.18%	+7.63%	+10.71%
S&P 500® Index	+6.35%	+30.20%	+13.20%	+1.05%	+8.01%	+4.70%	+8.68%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Financial services	38.16	31.21	21.32	15.85

Consumer discretionary	36.10	9.89	17.35	12.97

Health care	15.85	7.17	9.51	11.84

Producer durables	5.75	10.75	12.61	10.28

Technology	2.41	8.78	11.85	17.89

Consumer staples	1.73	4.74	6.08	9.39

Energy	0.00	8.91	7.32	11.31

Materials & processing	0.00	6.40	6.96	3.82

Utilities	0.00	12.15	7.01	6.64
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Investor Class	1.17%
Institutional Class (annualized)	0.99%

TOP TEN EQUITY HOLDINGS
1	First American Financial Corp.	4.3%	6	Viacom, Inc.	3.5%
2	Lazard Ltd	4.3%	7	St. Jude Medical, Inc.	3.4%
3	Interpublic Group of Cos., Inc.	4.1%	8	Jones Lang LaSalle Inc.	3.3%
4	Northern Trust Corp.	3.8%	9	AFLAC Inc.	3.3%
5	Thermo Fisher Scientific Inc.	3.5%	10	Janus Capital Group Inc.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.  Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	10	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the one-year period ending September 30, 2012, Ariel Focus Fund gained +18.81% versus a rise of +30.92% for the Russell 1000 Value Index.  Meanwhile, the S&P 500 Index gained +30.20% over the one-year period.  The Fund’s top-performing sector was producer durables, while technology stocks were laggards for the portfolio.  On a stock-by-stock basis, Target Corp. (TGT) and Omnicom Group Inc. (OMC) were top performers in Ariel Focus Fund, gaining +32.38% and +43.37%, respectively.  Weaker performers included DeVry Inc. (DV) and Dell Inc. (DELL), which fell -37.81% and -29.75%, respectively.

In the third quarter of 2012, Ariel Focus Fund modestly underperformed its benchmark and the broad market.  The Fund was up +5.59% versus +6.51% for the Russell 1000 Value Index and +6.35% for the S&P 500 Index.  For the year-to-date period, Ariel Focus Fund rose +11.51% compared to +15.75% for the Russell 1000 Value Index and +16.44% for the S&P 500 Index.

Financial stocks generally helped performance in the third quarter.  The financial sector has been our strongest sector this year with all seven financial stocks outperforming the broad market.  The financial industries represented in our portfolio that had been deeply out-of-favor—alternative asset management and investment banking—have done well for the year-to-date period.  That is, KKR & Co. L.P. (KKR) and Goldman, Sachs & Co. (GS) have outperformed in 2012, and Morgan Stanley (MS) and Blackstone Group L.P. (BX) (a late second quarter purchase) did well this quarter.

Focusing on the alternative asset managers, we believe the value of an alternative asset manager has three components.  Late last year, however, the market seemed to only recognize the value of two of these three.  In our view, KKR should be equal to: the value of the securities it holds (measured by book value per share) plus a multiple of its annual management fee income as well as the present value of all future carried interest (KKR’s share of capital gains in its funds).  When we purchased KKR in the third quarter of 2011, its stock was trading near partners’ capital plus a multiple of fee-related earnings, with virtually no value assigned to projected carried interest.  Today, the picture looks quite different.  For the year ended September 30, 2012, KKR shares have gone from $10.40 to $15.11, a +52.66% increase.  As such, we are no longer getting carried interest for free.  By our calculation, the market is pricing in approximately a 6% return on KKR’s funds in the future, well below what the funds have done in the past and our own 12% projection.  As a result, despite KKR’s strong performance, the stock was still trading at a 21% discount to our calculation of intrinsic value at quarter end.

The investment banks have also been good performers this year after being weak in 2011.  Goldman Sachs has been particularly strong, up +27.23% year-to-date through the third quarter.  These banks have benefited from an improved fixed-income trading environment, better equity market activity (although still low by historical measures) and an uptick in the number of announced mergers and acquisitions.  However, the most important factor may have been “the dog that didn’t bark.” Europe and the Euro Zone did not implode, and multiple European banks did not go under.  Since our significant investment in financials assumed Europe would muddle through, we are pleased with these developments.  We continue to believe Greece will leave the Euro, but admit it is taking longer than we had anticipated.  Looking forward, we think the investment banks still represent good value despite their strong performance this year.  Both Goldman Sachs and Morgan Stanley still trade below tangible book value, although not by as wide a margin as last year.

While financial stocks have helped performance, for-profit education stocks have hurt.  Apollo Group, Inc. (APOL) and DeVry Inc. (DV) were down -19.73% and -26.51%, respectively, in the third quarter.  It has become a cliché in the investment business to say, “The four most dangerous words in investing are ‘this time is different.’” Unfortunately, regarding the for-profit education industry this time really does seem to be different, and not for the better.  Decades of market share gains among for-profit stocks seem to have come to an end, at least temporarily.  The number of new students enrolling at these schools continues to decline from the prior year, something neither we nor the market predicted.

Looking forward, we believe the U.S. equity markets are moderately inexpensive and therefore reasonably attractive.  The S&P 500 Index is trading at 13.3x consensus forward earnings which implies a 7.5% “earnings yield” (the inverse of the PE ratio).  This earnings yield makes the market look attractive to us on an absolute basis.  The equity market looks even more attractive on a relative basis, particularly compared to US Treasuries where 10-Year Treasuries have a yield of 1.75%.  The spread between the earnings yield of equities versus the interest rate yield on Treasuries remains near 50-year highs.

One potential problem facing U.S. equities is not getting enough attention, in our opinion.  That problem is the overheated high-yield bond market.  Troubles in high-yield bonds affect the U.S. stock market because borrowing costs for companies rise and private equity firms find it more difficult to execute leveraged buy-outs.  In our time as participants in the financial markets, we have seen three frothy markets when high-yield issuing companies were able to issue zero-coupon bonds or pay-in-kind (“PIK”) bonds: in 1987 during Drexel Burnham’s reign as King of the high- yield market, during the peak of the telecom and tech boom from 1999 to 2001 and in 2007 during the leveraged finance bubble.  All three of these periods finished with severe declines in high-yield bond prices and participants swore they would never buy zeros and PIKs again.  Well, “They’re back!” We recently saw a new PIK high-yield offering to finance a secondary leveraged buyout, the sale of a company from one private equity firm to another.  We predict the current wave will end badly and would recommend our friends be wary of investments in the U.S. high-yield market.  This view has negative implications for the stocks of high-yield-issuing companies, leading us to put a special emphasis on companies with strong balance sheets.

arielinvestments.com	12	800.292.7435

Turning to our outlook for Ariel Focus Fund, we ended the quarter in the enviable position of owning a portfolio that is cheaper than the market, especially given expected earnings growth and, as noted above, with stronger balance sheets as well.  At quarter end, our portfolio traded at 10.7x forward consensus earnings versus 11.9x for the Russell 1000 Value and 13.3x for the S&P 500 Index.  Moreover, the Fund’s “PEG ratio,” which measures valuation versus expected growth (and for which lower numbers are superior), is less than 1.0 compared to 1.5 for the benchmark and 1.2 for the broad market.  Finally, our companies finished the quarter with average interest coverage ratios much higher than the benchmark and higher than the S&P 500 Index.  We only own one portfolio company with debt rated below investment grade; namely Chesapeake Energy Corp. (CHK), which has recently been quite successful in executing on its asset sale program and has dramatically reduced its debt, including paying off a bridge loan that had caused so much market concern.

While we are generally positive on the outlook for U.S. stocks, we do believe the fourth quarter will be volatile.  We will likely see plenty of scary headlines declaring an impasse in negotiations around the fiscal cliff and sequestration.  While we expect a short-term deal to postpone negotiations into 2013, such a deal will not come before much posturing from both Republicans and Democrats.  Unfortunately, we estimate there is even a small chance (around 20%) of no short-term deal being reached at all.  In the end, we think Washington will come to a reasonable compromise if for no other reason than, as Winston Churchill said, “Americans can always be counted on to do the right thing…after they have exhausted all other possibilities.” It would be a good idea to buckle up, because the fourth quarter might be a bit bumpy.

Portfolio Comings and Goings
During the quarter, we purchased Western Union Co. (WU), a current holding in Ariel Appreciation Fund.  Western Union has over 500,000 locations that serve 200 countries, Western Union’s scale and network advantages create high barriers to entry and attractive economics.  Even though money transfer volumes are beginning to recover from the global recession, the stock trades at a historically low valuation.  We view Western Union as an excellent, wide-moat franchise, with meaningful growth prospects, excellent free cash flow generation and sustainable competitive advantages that position it well for an evolutionary shift towards mobile payments.  We did not eliminate any positions during the quarter.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

Charles K. Bobrinskoy	Timothy Fidler
Co-Portfolio Manager	Co-Portfolio Manager

Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known.  Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.  Treasury bonds are issued by the government of the United States.  Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND The Fund pursues long-term capital appreciation by investing in medium- to large-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	1 Year	3 Year	5 Year	Life of Fund
Invester Class	+5.59%	+18.81%	+8.03%	–0.76%	+2.18%
Institutional Class+	+ +5.68%	+19.03%	+8.10%	–0.72%	+2.21%
Russell 1000TM Index	+6.51%	+30.92%	+11.84%	–0.90%	+3.71%
S&P 500® Index	+6.35%	+30.20%	+13.20%	+1.05%	+4.84%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	33.88	26.74	15.85

Consumer discretionary	20.02	8.27	12.97

Health care	12.94	11.69	11.84

Technology	12.69	5.95	17.89

Producer durables	7.27	9.09	10.28

Energy	8.34	16.79	11.31

Consumer staples	4.86	6.89	9.39

Materials & processing	0.00	3.97	3.82

Utilities	0.00	10.60	6.64

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio*	Investor Class	Institutional Class**
Net	1.25%	1.00%
Gross	1.58%	1.29%

TOP TEN EQUITY HOLDINGS
1	Microsoft Corp.	5.5%	6	Lockheed Martin Corp.	4.8%
2	Target Corp	5.2%	7	Omnicom Group Inc.	4.5%
3	Zimmer Holdings, Inc.	5.0%	8	Morgan Stanley	4.4%
4	Walgreen Co.	4.9%	9	KKR & Co. L.P.	4.4%
5	Exxon Mobil Corp.	4.8%	10	Johnson & Johnson	4.0%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	14	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: While Ariel Discovery Fund’s third quarter return of +3.00% lagged its benchmark and the broad market, I am pleased to report that the longer-term returns remain strong.  Year-to-date, Ariel Discovery Fund has returned +17.98%, as compared to +14.37% for the Russell 2000 Value Index.  And, for the trailing one year, our return was +37.87% vs. +32.63% for the benchmark.  The Fund therefore ranked in the top 4% of Morningstar Small Value Funds for the trailing one-year period1.  Finally, since-inception returns are now solidly positive, although slightly behind the Russell benchmark.

Ariel Discovery Fund Results Ended September 30, 2012
Since
	3Q12	YTD	1 Year	01/31/11
Inception2
Ariel Discovery Fund	+3.00%	+17.98%	+37.87%	+3.74%
Russell 2000 Value Index	+5.67%	+14.37%	+32.63%	+4.75%
S&P 500 Index	+6.35%	+16.44%	+30.20%	+9.42%

As noted above, for the one-year period ending September 30, 2012, Ariel Discovery Fund gained 37.87% versus a gain of 32.63% for the Russell 2000 Value Index.  Meanwhile, the S&P 500 Index gained 30.20% over the one-year period.  There were no sector or industry themes which drove performance; rather, the results were driven by individual stock results.  Our two biggest contributors to performance were large holdings Market Leader, Inc. (LEDR), up +204.55%, and Madison Square Garden Co. (MSG), which gained +76.62%.  Top detractors for the past year were RadioShack Corp. (RSH), down -75.54%, and Orion Energy Systems, Inc. (OESX), which lost -25.28%.  Top performers during the quarter were Landec Corp. (LNDC), which gained +33.76%, Market Leader, Inc. (LEDR), up +31.89%, and First American Financial Corp. (FAF), which returned +28.24%.  On the downside for the full quarter were Ballantyne Strong, Inc. (BTN), losing -30.15%, Contango Oil & Gas Co. (MCF), which fell by -16.99% and American Reprographics Co. (ARC), which was down -15.11%.  Year-to-date, three stocks have more than doubled, led by Market Leader, which gained +143.64%. Landec gained +107.43%, followed closely by AV Homes, Inc. (AVHI), which returned +106.69%.  Orion Energy Systems was our biggest loser, dropping -32.88%, followed by Mitcham Industries, Inc. (MIND), falling -27.01%, and Contango Oil & Gas, which slipped -15.54%.

1
Morningstar, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds based on total returns.  For the period ended September 30, 2012, the Morningstar rankings of Ariel Discovery Fund for the one-year and since inception (01/31/11) periods were in the 4th percentile (12 out of 364 funds) and 47th percentile (156 out of 329 funds), respectively, among Small Value Funds.

2	Annualized

Ariel Discovery Fund obviously has a fairly short track record, but with an attractive risk/reward tradeoff.  For example, the Fund’s volatility, as measured by standard deviation, was 13.94% over the past year, in line with the 13.78% of the S&P 500 Index and well below the 17.40% of the Russell 2000 Value Index.  Additionally, the Fund’s market sensitivity, as measured by beta, for one year was 0.81 versus the broad market, and the R-squared, or coefficient of determination, was 0.65.  Most statisticians agree that an R-squared below 0.70 means that the movement of one portfolio (the S&P 500 Index in this case) has little to do with the movement of the other (Ariel Discovery Fund).

A Couple of Deep Values
Mitcham Industries, Inc. – Currently our largest position, Huntsville, Texas-based Mitcham leases seismic equipment to the oil and gas industry.  It also sells this equipment, typically after years of profitable  use.  Through the 2005 acquisition of Seamap, the company also became a marine seismic equipment manufacturer.  Mitcham operates globally and has carved an attractive niche due to high barriers to entry and long-standing industry relationships.  Seismic data has become increasingly important as oil and gas reserves have become more difficult and expensive to locate and produce.

Founder Billy Mitcham has managed the company with fiscal conservatism for 25 years — after assuming the reins of a family business on the brink of bankruptcy.  He and his talented team have demonstrated an ability to navigate the booms and busts so common in the energy sector.  With the CEO and non-executive Chairman each owning over 5% of the company, total insider ownership totals 14%.  With that level of equity and reasonable executive compensation, we believe Mitcham’s leadership is well-incentivized to maximize shareholder value.

The economics of seismic equipment leasing are attractive to both Mitcham’s customers and to the company.  Exploration companies can employ these assets for short periods — three to six months — without tying up capital, thereby allowing rapid expansion and contraction of capabilities as opportunities arise.  Since equipment is leased long after its costs have been depreciated — or is sold for substantial premiums to net cost — Mitcham’s cash flows are strong and its earnings and asset value are typically understated.

From a valuation perspective, Mitcham’s stock currently trades at just 1.2x stated book value and at less than 8.0x our estimate of the next 12 months’ earnings per share.  We believe that fair value is nearly twice the quarter-end share price of $15.93.

Imation Corp. (IMN) – Based in St. Paul, Minnesota, Imation was spun out of 3M Co. (MMM) in 1996.
With a market capitalization of $217 million, a debtfree balance sheet with $211 million in cash, tangible asset value of $363 million, and a legacy magnetic and optical storage business that generates significant cash, we find Imation to be an extraordinarily attractive deep value situation.  In fact, even in a liquidation scenario we think the company’s stock should be worth more than 30% above its current quote.

arielinvestments.com	16	800.292.7435

In our view, this opportunity exists precisely because the prior management made a number of costly acquisitions over the years that later forced significant writedowns — leaving the company’s stock universally unloved by Wall Street.  Current leader Mark Lucas has been a disciplined acquirer, positioning Imation for potential growth in secure and scalable storage while protecting the company’s pristine, cash-rich balance sheet.

One can now think of Imation as two pieces.  First, there is a collection of commoditized products that are market leaders providing solid cash generation but are also in secular decline.  Second, it has growing, differentiated products in secure storage and audio/video that are not yet cash cows.  Management has restructured the company to take advantage of the latter group — such as its IronKey encrypted flash drives — which are attractive to small- and mid-sized businesses.  And yet the older storage businesses remain relevant; for example, the tape unit’s largest customers are Google Inc. (GOOG) and Yahoo! Inc. (YHOO), each with massive long-term data storage needs.

If management continues to hold significant cash on its conservative balance sheet while growing the company and increasing margins, we think the company’s intrinsic value should remain above $10, roughly twice the stock price of $5.59 per share (as of September 30, 2012).  That is, partial success would boost the intrinsic value and even in a quite negative scenario, such as liquidation, the asset value is well above the current price.  We therefore believe Imation presents a very attractive risk/reward profile.

Portfolio Comings and Goings
During the quarter, we purchased one attractive new position—WMS Industries Inc. (WMS). Based in Chicago, WMS is a leader in the gaming machine market.  The company has a competitive advantage from three factors: a well-recognized and innovative product portfolio; solid relationships with major customers; and its status as a major participant in a highly regulated industry with major barriers to entry.  With solid profitability, growth potential from new products and an improving economy, and a current price at book value, we view WMS as presenting an attractive small-cap opportunity.

There were four deletions from the portfolio during the quarter.  After owning Shoe Carnival, Inc. (SCVL) for several years, it was sold as it approached our estimate of fair value.  We also eliminated our position in Symmetry Medical Inc. (SMA).  A combination of increased debt, a reduced discount to our estimate of fair value, and other more compelling opportunities led to this decision.  RadioShack Corp. (RSH) and Tecumseh Products Co. (TECUA), which were fortunately small positions, were sold as we concluded that our investment thesis was incorrect.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,

Standard deviation is a statistical measurement that sheds light on historical volatility.  Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility.  It is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.  Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.  Beta is viewed as the tendency of a security’s returns to respond to swings in the market.  A beta of 1 indicates that the security’s price will move with the market.  A beta of less than 1 means that the security will be less volatile than the market.  A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND The Fund pursues long-term capital appreciation and searches for a margin of safety1 by investing in small companies trading at significant discounts to their instrinsic values.
AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	1 Year	Life of Fund
Invester Class	+3.00%	+37.87%	+3.74%
Institutional Class+	+ +3.09%	+38.26%	+3.92%
Russell 2000® Value Index	+5.67%	+32.63%	+4.75%
S&P 500® Index	+6.35%	+30.20%	+9.42%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index

Financial services	21.32	36.21	15.85

Consumer discretionary	20.13	12.27	12.97

Technology	19.44	10.72	17.89

Materials & processing	12.95	7.15	3.82

Producer durables	12.12	12.66	10.28

Energy	9.93	5.98	11.31

Health care	4.11	5.14	11.84

Consumer staples	0.00	2.23	9.39

Utilities	0.00	7.63	6.64
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio*	Investor Class	Institutional Class**
Net	1.50%	1.25%
Gross	5.18%	4.78%

TOP TEN EQUITY HOLDINGS
1	Mitcham Industries, Inc.	5.5%	6	PCTEL, Inc.	4.3%
2	First American Financial Corp.	5.5%	7	Brink’s Co.	4.0%
3	Pervasive Software Inc.	5.0%	8	Contango Oil & Gas Co.	4.0%
4	Market Leader, Inc.	5.0%	9	Vical Inc.	3.9%
5	International Speedway Corp.	4.4%	10	Madison Square Garden Co.	3.7%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions orestimations on our part, declining fundamentals or external forces.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	18	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel International Equity Fund and Ariel Global Equity Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: The international & global stock markets continue to swing from optimism to pessimism and back again, most recently moving from gloom to confidence.  As will often happen when the market is euphoric, our portfolios will lag somewhat.  Specifically, the MSCI EAFE Index gained +6.98%, the seventh quarter in the last 10 in which the benchmark gained or lost more than five percent.  Turning to our Funds’ performance, Ariel International Equity Fund trailed for the quarter, gaining just +4.83%.  Ariel Global Equity Fund returned +4.59%, while the MSCI ACWI Index posted a +6.97% gain.

For the year-to-date period ending September 30, 2012, Ariel International Equity Fund returned -2.30% versus +10.59% for the MSCI EAFE Index.  Over the same period, Ariel Global Equity Fund advanced +0.20% compared to the MSCI ACWI Index, which gained +13.39%.  For Ariel International Equity Fund, the top contributing sectors were materials and energy, while the top detracting sectors were information technology and consumer staples.  Ariel Global Equity Fund also saw strong performance from energy stocks and weak performance from technology fare; its other top sector was healthcare and its other laggard was consumer discretionary.  For Ariel International Equity Fund, on a stock specific basis, top contributors were Ryanair Holdings plc ADR and BNP Paribas SA, gaining +15.76% and +26.56%, respectively.  Detractors included Nokia Corp. ADR and Mobistar SA, sliding -43.58% and -33.54%, respectively.  Top contributors for Ariel Global Equity Fund were Gilead Sciences, Inc. and Roche Holding AG, returning +62.06% and +14.55%, respectively.  Detractors included Nokia Corp. ADR, returning -43.58%, and Tesco plc, falling -11.76%, respectively.  Although we can assign these returns to the variousareas of the market, the gains and losses experienced by these individual stocks were due to companyspecific developments and not due to any overarching theme (such as sector, industry, or regional) in the market.

The markets’ celebration came from the so-called “Draghi and Bernanke put,” a cheeky label traders apply to today’s accommodative monetary policy.  The term—which originally applied to former Federal Reserve Chairman Alan Greenspan—suggests central bankers use their tools to boost the capital markets even though their core mandate is to focus on fundamental issues such as inflation, employment and economic growth.  In our opinion, this long-running jest borders uncomfortably on truth at this point: we think the most recent policies, especially in Eurpoe, may lift moods temporarily but have very little chance of long-term success.

On September 6th, European Central Bank (ECB) President Mario Draghi announced the ECB was ready to unleash an “unlimited bond-buying” plan to stave off worries the European Union, its currency, or both, would unravel.  While such a plan can and likely will reduce the cost of debt, it will not reduce the level of debt.  In our view, debt levels are so high that merely trimming costs will not be enough.  Eventually, as we saw in Greece, true austerity must occur—the governments must slash budgets and reduce deficits, while bondholders must take haircuts on bond prices.  To date, we are three years into the Greek overhaul, and after several iterations and continual negotiations, Greek sovereign risk remains elevated and its departure from the Union—the “Grexit”—cannot be ruled out, despite many concessions.  Greece is still not able to find its footing and its fate is unclear.

A similar predicament awaits highly indebted and uncompetitive countries, such as Spain and Italy, and we would add France to that list.  The signals are relatively clear.  After the quarter ended but before publication of this letter, Standard & Poors (S&P) slashed Spain’s credit rating to BBB-, which is the lowest level of investment-grade bonds; Moody’s had already demoted Spanish sovereigns to a parallel level.  The commentariat noted a downgrade to junk status would have sparked mandatory sales from many institutions (and thus there is widespread skepticism concerning Spain’s investment-grade status).

Meanwhile, Italian government bonds are rated one notch higher by Moody’s and two levels higher by S&P.  Clearly the situation is at a tipping point; these massive quantities of bonds could plummet in price if the markets lose confidence and believe both nations dwell below investment grade.

Obviously, as global equity investors, we do not invest in European sovereign debt—or any other sovereign or corporate debt, for that matter.  So, from that perspective, the current miasma is not our problem.  In another way, however, it is very much a potential problem for equity managers.  Specifically, in financial lingo, equities reside at the bottom of the capital structure.  Bond-holders, who own an entity’s debt, have more limited reward opportunities but are paid first; they are at the top of the capital structure.  Equity owners have higher potential rewards but are paid last—after bond-holders get their principal and interest back.  Simply put, if bondholders do not get paid, equity holders get zilch.

arielinvestments.com	20	800.292.7435

Although one cannot buy ownership shares in Spain, Italy or Greece, the valuations of securities in these markets are invariably related.  That is, the valuation of Spanish sovereign debt helps determine the pricing of Spanish corporate bonds, which, in turn, informs the cost of Spanish stocks.  When investors price a nation’s debt to account for heightened risk, they should logically demand lower prices on stocks from that nation, because the economic risks are intertwined.  And yet, in Europe, we have seen very low bond yields and rising stocks: that is, the risk appetite for stocks has gone way up in the face of declining earnings and growth prospects.

Our approach to investing pays equal attention to risk and returns.  So, generally speaking, we think the risk in many parts of the European equity markets has gone up—even more than the returns have.  And we will not chase returns if we think the risk exceeds the probable rewards.  Although we certainly have significant exposure to Europe, we are biased towards defensive sectors that are less exposed to austerity and the economic slowdown and in companies with strong balance sheets that can withstand the sovereign crisis.
That said, we continue to find investment opportunities in parts of the world where risk and reward are in better balance.  For example, in Japan the risks of a slowdown and currency headwinds are reflected in stock valuations.  We have found compelling investment opportunities in global multinational corporations there, such as Toyota Motor Corp., Canon Inc. and Nintendo Co., Ltd.  These three household names benefit from global growth (not just Japanese growth) and boast strong, cash-rich balance sheets.  Similarly, in health care, we own franchises, such as Roche Holding AG, which has a very strong balance sheet and whose prospects are not tightly connected to economic activity.  Finally, we currently prefer to own defensive staples such as food retailers—Tesco plc and Koninklijke Ahold NV—whose revenues are less affected by austerity.

Although our risk-averse approach to investing has suffered while the market’s appetite for risk has gone from hungry to voracious, we believe our patient and disciplined approach will pay off in the long run.

We appreciate the opportunity to serve you and welcome your questions or comments.  Feel free to contact us at email@arielinvestments.com.

Sincerely,
Rupal J. Bhansali
Portfolio Manager

Ariel International Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND The Fund pursues long-term capital appreciation by investing primarily in companies outside the U.S. in developed international markets.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	Life of Fund
Investor Class	+4.83%	-2.30%
Institutional Class	+4.82%	-2.20%
MSCI EAFE® Index	+6.98%	+10.59%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel
	International	MSCI
	Equity	EAFE
	Fund†	Index

Information technology	23.63	4.30

Financials	21.23	23.54

Consumer staples	17.69	12.02

Telecommunication services	11.73	5.42

Health care	8.91	10.24

Consumer discretionary	7.09	10.13

Industrials	5.15	12.36

Energy	3.66	8.31

Utilities	0.91	4.04

Materials	0.00	9.63
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

Japan	29.29
U.K.	17.77
Switzerland	11.71
Germany	8.30
Netherlands	4.75
Finland	4.05
Ireland	3.73
U.S.	3.68
Italy	2.75
Spain	2.68
Canada	2.64
China	2.46
Belgium	2.10
France	1.80
Norway	1.42
Australia	0.38
Turkey	0.26
Sweden	0.23

TOP TEN HOLDINGS
1	Roche Holding AG	4.9%
2	Tesco plc	4.9%
3	Deutsche Boerse AG	4.2%
4	Koninklijke Ahold NV	3.9%
5	NTT DOCOMO, Inc.	3.7%
6	Nintendo Co., Ltd	3.5%
7	Murata Manufacturing Co., Ltd.	3.1%
8	Ryanair Holdings plc ADR	3.1%
9	Man Group plc	3.1%
10	Japan Tobacco Inc.	2.7%
For the purpose of detrmining the Fund's top ten, securities of the same issuer are aggregated.

Expense Ratio*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	17.00%	15.70%

*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
**Annualized

Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada.  An investor cannot invest directly in an index.

arielinvestments.com	22	800.292.7435

Ariel Global Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND The Fund pursues long-term capital appreciation by investing primarily in companies both within and outside the U.S., in countries with developed or emerging markets.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2012
	3rd Quarter	Life of Fund
Investor Class	+4.59%	+0.20%
Institutional Class	+4.69%	+0.40%
MSCI AC World IndexSM	+6.97%	+13.39%
Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel
	Global	MSCI
	Equity	AC World
	Fund†	Index

Information technology	25.71	12.75

Health care	20.66	9.50

Financials	15.92	19.86

Consumer staples	13.49	10.57

Telecommunication services	9.59	4.62

Consumer discretionary	6.02	10.36

Industrials	5.62	10.16

Energy	2.99	11.11

Utilities	0.00	3.56

Materials	0.00	7.50
† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

U.S.	31.18
Japan	18.31
U.K.	12.47
Switzerland	9.42
Germany	4.45
Finland	4.17
Netherlands	3.67
Ireland	2.65
China	2.33
Italy	2.15
Belgium	1.65
Canada	1.62
Spain	1.36
Czech Republic	1.26
France	1.15
Norway	1.04
Turkey	0.58
Australia	0.36
Sweden	0.18

TOP TEN HOLDINGS
1	Roche Holding AG	5.2%
2	Tesco plc	5.0%
3	Johnson & Johnson	4.7%
4	Deutsche Boerse AG	3.4%
5	Gilead Sciences, Inc.	3.3%
6	Koninklijke Ahold NV	3.2%
7	NTT DOCOMO, Inc.	2.9%
8	Quest Diagnostics Inc.	2.8%
9	Nintendo Co., Ltd	2.7%
10	Man Group plc	2.3%
For the purpose of determining the Fund’s top ten, securities of the same issuer are aggregated.

Expense Ratio*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	12.33%	4.07%

*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.

**Annualized
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets.  An investor cannot invest directly in an index.

The Brink’s Company is a global provider of secure transportation, cash logistics and other securityrelated services.  With more than 71,000 employees in more than 100 countries, Brink’s customers include financial institutions, retailers, governments, mints, jewelers and other businesses.  As the oldest and largest secure transportation company in the U.S., Brink’s has earned a reputation for trust and reliability for which customers will pay a premium.  The company operates in many of the most dangerous regions of the world, with more than 70% of revenue earned outside North America.

Focusing on the Core
Over the past several years, the company has divested its freight and home security businesses, in order to focus on secure transportation and cash logistics.  In addition to its core services, which involve transporting cash to and from businesses, the company transports valuables such as jewelry, pharmaceuticals and other high-value items.  Brinks’ global footprint makes it an attractive partner for international financial institutions or retailers that require longdistance logistics as well as local security.

Through the recession, Brink’s lost price-sensitive U.S. customers to lower quality competitors who were willing to operate at very thin margins in order to take share.  At the same time, the company’s European operations have faced pricing pressure and lower volumes due to continued economic weakness.  Rather than cut price to maintain share, Brink’s has focused on improving operations to grow margins with confidence that customers will return as the economy improves.

Securing the Future
Recently, investors have been distracted by legacy pension and health care liabilities that have required contributions at a time when cash flow from the company’s U.S. operations has been depressed.  Earlier this year, management announced that they would contribute stock rather than cash to meet these obligations.  After investors reacted negatively to the news, management revised plans and has said they will use cash to fund the liabilities in the future.  Management has done a good job of transparently disclosing the expected future cash contributions these liabilities will require, and the company has continued to generate strong cash flows overseas.

Brink’s management has detailed a plan to improve margins and stimulate organic growth, even without an economic recovery.  Any improvement in U.S. competitive dynamics or European economic activity would provide a further tailwind to results.  Investors have taken a wait-and-see approach and are not giving management credit for achieving their targets.  We believe the company is taking steps in the right direction and the results will follow.

Attractive Valuation
As of September 30, 2012, shares traded at $25.69, a 38% discount to our private market value of $41.57.

arielinvestments.com	24	800.292.7435

Gannett Co., Inc. operates as an international media and marketing solutions entity with a portfolio of broadcast TV, digital and publishing properties.  The Company’s 82 U.S. daily newspapers, including USA Today, reach 11.6 million readers every weekday and 12 million readers every Sunday.  Newsquest, the Company’s U.K. regional community newspapers and online brands consist of 17 daily newspapers and more than 200 weekly newspapers.  Gannett’s broadcasting division’s 23 TV stations in 19 markets reach 21 million households and cover 18.2% of the U.S. population.  CareerBuilder.com, of which Gannett owns a 52.9% stake, is the nation’s top employment site and is now found in 18 countries outside the U.S.

All Access Content Subscription Model
Newspapers continue to struggle from the secular pressures of readers turning to the Internet predominantly for world and national news stories, as well as from the ongoing shift of advertising to the Internet.  To capitalize on this trend, Gannett has begun to implement a new all access content subscription model (digital paywall) for its community newspapers in which it charges for content regardless of platform, i.e., Internet, mobile, e-reader, and tablets.  With the majority of its news operations in small communities, Gannett should experience reduced risk.

Compelling Broadcast and Digital Fundamentals
More than one-third of Gannett’s revenues now come from its consistent and increasingly predictable broadcast TV (retransmission revenues are increasing and represented 11% of broadcast revenues last year) and its growing digital businesses.  The combination of a U.S. Presidential election and Summer Olympics helped drive Broadcast revenue growth 36% in the third quarter.  Gannett has stations in five of the 12 battleground states.  Revenues from Gannett’s digital properties (CareerBuilder, digital investments and newspaper websites) now represent approximately 26% of company-wide sales.  CareerBuilder’s outlook looks promising as it continues to take market share from competitors and should do well with a turn in the labor markets.

Capital Allocation
Gannett has a solid balance sheet as a result of operating businesses that generate consistent and significant free cash flow.  Earlier this year, Gannett announced an aggressive capital program to be funded entirely through its free cash flow.  The Company’s goal is to return more than $1.3 billion to shareholders by 2015.  The new capital program includes a 150% increase in its dividend to $0.80 per share on an annual basis along with an acceleration of its share repurchases with a new $300 million share repurchase program targeted to be completed over the next two years.  At the time of the announcement, this share repurchase effort would reduce the share count by nearly 9%.  As of September 30, debt totaled $1.6 billion.  This compares to $4.3 billion as of March 31, 2009.  Leverage at year-end should be below 1.5x, significantly below the ceiling of 3.5x designated by the Company’s financial covenant.

Attractive Valuation
While acknowledging the inherent structural issues in print media, we recognize Gannett’s hometown advantage and its efforts to stabilize its publishing business.  Gannett delivers the compelling and meaningful content to its readers and viewers, which is important to local businesses from an advertising standpoint, as a result of its deep understanding and long-time presence in the communities it serves.
Gannett is trading at $17.75, less than 8x our forward twelve month cash earnings estimate.

Morgan Stanley (MS) is a global leader in financial services, with top market share positions in the majority of its product categories.  The firm demonstrates significant expertise, scale, and scope across each of its business segments: Institutional Securities, Global Wealth Management and Asset Management.

Furthermore, the client base is as diverse as the business model itself.  The company provides products and services to a large group of clients and customers, including corporations, governments, financial institutions and individuals.  Morgan Stanley was originally incorporated in 1981, went public in 1986, and its predecess or companies date back to 1924.

A Business Model Built to Last
More so than most of its competitors, Morgan Stanley benefits from an increasingly balanced and diversified business model.  Morgan Stanley holds industry leading positions in each of its core markets: mergers & acquisitions advisory, equity underwriting, debt underwriting, as well as across the range of sales and trading functions.  The firm’s reputation and execution abilities in these areas create a sustainable leadership position that has remained intact throughout the financial crisis.  In addition to its core investment banking advisory, underwriting, and trading franchises, the firm has continued to build its less capital intensive, fee-based advisory businesses.  Wealth Management and Asset Management now contribute roughly half of the company’s total revenues and operating income.  This mix shift is set to grow in the coming years as Morgan Stanley continues to buy out Citigroup’s remaining interest in the Smith Barney joint venture.

Long Term Opportunity
Since the financial crisis, management has made solid progress bolstering liquidity, deleveraging the balance sheet, and cutting exposure to high risk legacy assets.  Long term, we view Morgan Stanley as having the potential to realize significant gains in both its institutional and retail franchises.  As Lehman, Bear Stearns, and Merrill Lynch are absorbed by larger entities and European competitors retrench and divest non-core businesses, Morgan Stanley can leverage its position as one of the few remaining global investment banks to increase market share and revenue in meaningful amounts over the coming years.  The basic value proposition has not changed.  Clients will still need merger advice, financial liquidity, and capital raising capabilities.  Although the list of challenges facing the firm is long, at the current historically low levels of valuation we think patient investors willing to look out a few years will be rewarded.

Attractive Valuation
In addition to a slowly improving global macro picture, valuation should experience further additional improvement as sentiment improves surrounding investment banks.  Currently trading well below tangible book value, the market clearly has questions around the stability of the equity base and the ability of the company to earn a respectable return on equity in the future.  As capital and liquidity are largely off the table as major concerns, we view Morgan Stanley as extremely undervalued and poised to rebound in a better macro environment.  Trading at approximately 70% of tangible book value, we do not believe the shares are being traded on fundamental asset value.  Rather, we believe that global macro risks hanging over financial markets are the dominant driver of valuation.  Although returns going forward will be substantially lower as the business model evolves through the crisis, they are also currently depressed for a host of cyclical reasons as well.  Despite the material rebound in the share price over the last quarter, we continue to believe that the stock remains attractively valued with shares currently trading at a 37% discount to our PMV of $28.

arielinvestments.com	26	800.292.7435

Ariel Fund Statistical Summary	(unaudited)
			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/12	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	9.89	6.41	10.11	0.47	0.36	0.51	21.0	27.5	19.4	362
International Speedway Corp.	ISCA	28.37	20.08	29.30	1.32	1.54	1.46	21.5	18.4	19.4	747
Contango Oil & Gas Co.	MCF	49.14	49.11	69.75	3.02	4.41	3.79	16.3	11.1	13.0	751
Interface, Inc.	IFSIA	13.21	9.75	14.89	0.62	0.67	0.72	21.3	19.7	18.3	871
Littelfuse, Inc.	LFUS	56.54	36.65	64.99	3.71	4.21	4.11	15.2	13.4	13.8	1,234
Meredith Corp.	MDP	35.00	21.10	37.84	2.72	2.85	2.82	12.9	12.3	12.4	1,252
Simpson Manufacturing Co., Inc.	SSD	28.62	23.22	35.23	0.98	1.12	0.95	29.2	25.6	30.1	1,383
Brady Corp.	BRC	29.28	24.72	34.94	2.26	2.54	2.38	13.0	11.5	12.3	1,388
DeVry Inc.	DV	22.76	18.15	46.92	4.28	3.94	2.55	5.3	5.8	8.9	1,459
Fair Isaac Corp.	FICO	44.26	20.05	46.11	1.57	2.15	2.81	28.2	20.6	15.8	1,498
Janus Capital Group Inc.	JNS	9.44	5.36	9.70	0.91	0.85	0.68	10.4	11.1	13.9	1,768
Charles River Laboratories Intl Inc.	CRL	39.60	25.52	39.98	1.99	2.56	2.80	19.9	15.5	14.1	1,930
Sotheby's	BID	31.50	25.00	41.24	2.46	2.40	1.81	12.8	13.1	17.4	2,135
Washington Post Co.	WPO	363.03	308.50	405.00	32.82	16.84	23.02	11.1	21.6	15.8	2,260
First American Financial Corp.	FAF	21.67	10.51	22.49	1.27	0.86	1.98	17.1	25.2	10.9	2,305
Bio-Rad Laboratories, Inc.	BIO	106.72	87.98	118.00	6.56	7.25	6.95	16.3	14.7	15.4	2,475
Madison Square Garden Co.	MSG	40.27	21.12	44.75	1.20	1.23	1.57	33.6	32.7	25.6	2,497
City National Corp.	CYN	51.51	35.07	54.83	2.36	3.26	3.70	21.8	15.8	13.9	2,759
Jones Lang LaSalle Inc.	JLL	76.35	46.01	87.52	3.96	4.99	5.74	19.3	15.3	13.3	3,363
IDEX Corp.	IEX	41.77	29.29	44.14	2.16	2.76	2.89	19.3	15.1	14.5	3,483
International Game Technology	IGT	13.09	10.92	18.17	0.94	1.06	1.12	13.9	12.3	11.7	3,496
Dun & Bradstreet Corp.	DNB	79.62	58.50	86.52	5.20	5.60	6.36	15.3	14.2	12.5	3,574
KKR & Co. L.P.	KKR	15.11	8.95	15.68	2.83	0.73	2.56	5.3	20.7	5.9	3,599
Lazard Ltd	LAZ	29.23	19.04	31.23	2.06	1.68	1.15	14.2	17.4	25.4	3,601
Gannett Co., Inc.	GCI	17.75	8.90	19.99	2.53	2.23	2.31	7.0	8.0	7.7	4,108
Snap-on Inc.	SNA	71.87	41.74	74.27	3.19	4.71	5.13	22.5	15.3	14.0	4,180
Interpublic Group of Cos., Inc.	IPG	11.12	6.73	12.17	0.47	0.77	0.87	23.7	14.4	12.8	4,861
Hospira, Inc.	HSP	32.82	26.92	39.30	3.30	3.07	2.22	9.9	10.7	14.8	5,419
Newell Rubbermaid Inc.	NWL	19.09	10.87	19.74	1.41	1.51	1.69	13.5	12.6	11.3	5,513
Mohawk Industries, Inc.	MHK	80.02	40.19	82.76	3.39	3.79	4.42	23.6	21.1	18.1	5,521
CBRE Group, Inc.	CBG	18.41	12.51	21.16	0.80	1.11	1.37	23.0	16.6	13.4	6,043
Royal Caribbean Cruises Ltd.	RCL	30.21	18.70	31.97	2.43	2.80	1.84	12.4	10.8	16.4	6,583
McCormick & Co., Inc.	MKC	62.04	44.20	63.91	2.70	2.80	3.03	23.0	22.2	20.5	7,452
Life Technologies Corp.	LIFE	48.88	36.07	50.84	3.55	3.73	3.98	13.8	13.1	12.3	8,564
J.M. Smucker Co.	SJM	86.33	70.00	87.73	4.71	5.19	5.36	18.3	16.6	16.1	9,449
Nordstrom, Inc.	JWN	55.18	44.22	58.44	2.75	3.14	3.48	20.1	17.6	15.9	11,091
Zimmer Holdings, Inc.	ZMH	67.62	47.00	67.90	4.66	5.14	5.65	14.5	13.2	12.0	11,813

Note: Holdings are as of September 30, 2012.  All earnings per share numbers are fully diluted and reflect the company’s cash earnings.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2012 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2012 stock price.

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/12	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
International Speedway Corp.	ISCA	28.37	20.08	29.30	1.32	1.54	1.46	21.5	18.4	19.4	747
DeVry Inc.	DV	22.76	18.15	46.92	4.28	3.94	2.55	5.3	5.8	8.9	1,459
Janus Capital Group Inc.	JNS	9.44	5.36	9.70	0.91	0.85	0.68	10.4	11.1	13.9	1,768
Sotheby's	BID	31.50	25.00	41.24	2.46	2.40	1.81	12.8	13.1	17.4	2,135
First American Financial Corp.	FAF	21.67	10.51	22.49	1.27	0.86	1.98	17.1	25.2	10.9	2,305
Bio-Rad Laboratories, Inc.	BIO	106.72	87.98	118.00	6.56	7.25	6.95	16.3	14.7	15.4	2,475
Madison Square Garden Co.	MSG	40.27	21.12	44.75	1.20	1.23	1.57	33.6	32.7	25.6	2,497
City National Corp.	CYN	51.51	35.07	54.83	2.36	3.26	3.70	21.8	15.8	13.9	2,759
Apollo Group, Inc.	APOL	29.05	25.77	58.29	5.21	4.48	3.50	5.6	6.5	8.3	3,280
Jones Lang LaSalle Inc.	JLL	76.35	46.01	87.52	3.96	4.99	5.74	19.3	15.3	13.3	3,363
Towers Watson	TW	53.05	50.57	68.18	3.53	4.36	5.17	15.0	12.2	10.3	3,370
International Game Technology	IGT	13.09	10.92	18.17	0.94	1.06	1.12	13.9	12.3	11.7	3,496
KKR & Co. L.P.	KKR	15.11	8.95	15.68	2.83	0.73	2.56	5.3	20.7	5.9	3,599
Lazard Ltd	LAZ	29.23	19.04	31.23	2.06	1.68	1.15	14.2	17.4	25.4	3,601
Gannett Co., Inc.	GCI	17.75	8.90	19.99	2.53	2.23	2.31	7.0	8.0	7.7	4,108
Snap-on Inc.	SNA	71.87	41.74	74.27	3.19	4.71	5.13	22.5	15.3	14.0	4,180
Interpublic Group of Cos., Inc.	IPG	11.12	6.73	12.17	0.47	0.77	0.87	23.7	14.4	12.8	4,861
Hospira, Inc.	HSP	32.82	26.92	39.30	3.30	3.07	2.22	9.9	10.7	14.8	5,419
Newell Rubbermaid Inc.	NWL	19.09	10.87	19.74	1.41	1.51	1.69	13.5	12.6	11.3	5,513
Mohawk Industries, Inc.	MHK	80.02	40.19	82.76	3.39	3.79	4.42	23.6	21.1	18.1	5,521
Blackstone Group L.P.	BX	14.28	10.51	17.25	1.28	1.25	1.44	11.2	11.4	9.9	5,958
CBRE Group, Inc.	CBG	18.41	12.51	21.16	0.80	1.11	1.37	23.0	16.6	13.4	6,043
Tiffany & Co.	TIF	61.88	49.72	80.99	2.87	3.40	3.60	21.6	18.2	17.2	7,836
Life Technologies Corp.	LIFE	48.88	36.07	50.84	3.55	3.73	3.98	13.8	13.1	12.3	8,564
J.M. Smucker Co.	SJM	86.33	70.00	87.73	4.71	5.19	5.36	18.3	16.6	16.1	9,449
Western Union Co.	WU	18.22	14.55	19.82	1.49	1.67	1.87	12.2	10.9	9.7	10,976
Nordstrom, Inc.	JWN	55.18	44.22	58.44	2.75	3.14	3.48	20.1	17.6	15.9	11,091
Northern Trust Corp.	NTRS	46.42	33.20	49.68	2.74	2.50	2.95	16.9	18.6	15.7	11,164
Zimmer Holdings, Inc.	ZMH	67.62	47.00	67.90	4.66	5.14	5.65	14.5	13.2	12.0	11,813
Stanley Black & Decker, Inc.	SWK	76.25	47.07	81.90	3.77	4.22	5.82	20.2	18.1	13.1	12,820
St. Jude Medical, Inc.	STJ	42.13	32.13	44.80	3.15	3.49	3.57	13.4	12.1	11.8	13,228
Omnicom Group Inc.	OMC	51.56	35.34	54.76	2.86	3.49	3.76	18.0	14.8	13.7	13,695
T. Rowe Price Group, Inc.	TROW	63.30	44.68	66.00	2.53	2.92	3.13	25.0	21.7	20.2	16,068
Dell Inc.	DELL	9.86	9.78	18.36	1.49	2.06	1.72	6.6	4.8	5.7	17,095
Thermo Fisher Scientific Inc.	TMO	58.83	43.06	61.00	3.57	4.16	4.79	16.5	14.1	12.3	21,505
CBS Corp.	CBS	36.33	17.99	38.32	1.19	1.80	2.55	30.5	20.2	14.2	21,683
Carnival Corp.	CCL	36.44	28.52	39.00	2.55	2.36	1.91	14.3	15.4	19.1	21,721
AFLAC Inc.	AFL	47.88	32.74	50.33	5.50	6.27	6.46	8.7	7.6	7.4	22,421
Viacom, Inc.	VIAB	53.59	35.13	55.60	3.30	3.96	4.37	16.2	13.5	12.3	24,835
Franklin Resources, Inc.	BEN	125.07	87.71	128.20	6.94	8.69	9.07	18.0	14.4	13.8	26,539
Illinois Tool Works Inc.	ITW	59.47	39.12	62.09	3.33	4.22	4.61	17.9	14.1	12.9	27,881
Accenture plc	ACN	70.03	50.34	70.65	2.91	3.54	3.95	24.1	19.8	17.7	44,455

Note: Holdings are as of September 30,2012.  All earnings per share reflect the  company’s cash earnings.  Such numbers are fully diluted and are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2012 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2012 stock price.

arielinvestments.com	28	800.292.7435

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2010	2011	2012	2010	2011	2012	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/12	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
DeVry Inc.	DV	22.76	18.15	46.92	4.28	3.94	2.55	5.3	5.8	8.9	1,459
Apollo Group, Inc.	APOL	29.05	25.77	58.29	5.21	4.48	3.50	5.6	6.5	8.3	3,280
KKR & Co. L.P.	KKR	15.11	8.95	15.68	2.83	0.73	2.56	5.3	20.7	5.9	3,599
Snap-on Inc.	SNA	71.87	41.74	74.27	3.19	4.71	5.13	22.5	15.3	14.0	4,180
Hospira, Inc.	HSP	32.82	26.92	39.30	3.30	3.07	2.22	9.9	10.7	14.8	5,419
Blackstone Group L.P.	BX	14.28	10.51	17.25	1.28	1.25	1.44	11.2	11.4	9.9	5,958
Western Union Co.	WU	18.22	14.55	19.82	1.49	1.67	1.87	12.2	10.9	9.7	10,976
Northern Trust Corp.	NTRS	46.42	33.20	49.68	2.74	2.50	2.95	16.9	18.6	15.7	11,164
Zimmer Holdings, Inc.	ZMH	67.62	47.00	67.90	4.66	5.14	5.65	14.5	13.2	12.0	11,813
Chesapeake Energy Corp.	CHK	18.87	13.32	29.87	2.75	2.80	0.35	6.9	6.7	53.9	12,556
Omnicom Group Inc.	OMC	51.56	35.34	54.76	2.86	3.49	3.76	18.0	14.8	13.7	13,695
Dell Inc.	DELL	9.86	9.78	18.36	1.49	2.06	1.72	6.6	4.8	5.7	17,095
AFLAC Inc.	AFL	47.88	32.74	50.33	5.50	6.27	6.46	8.7	7.6	7.4	22,421
Bank of New York Mellon Corp.	BK	22.62	17.10	24.95	2.12	2.03	2.10	10.7	11.1	10.8	26,721
Lockheed Martin Corp.	LMT	93.38	70.37	93.99	8.21	10.00	10.32	11.4	9.3	9.0	30,294
Baxter Intl Inc.	BAX	60.26	47.55	61.67	4.10	4.41	4.65	14.7	13.7	13.0	32,982
Morgan Stanley	MS	16.74	11.58	21.19	2.54	1.26	1.05	6.6	13.3	15.9	33,070
Walgreen Co.	WAG	36.44	28.53	36.90	2.41	2.80	2.89	15.1	13.0	12.6	34,321
Target Corp.	TGT	63.47	47.25	65.80	3.86	4.24	4.38	16.4	15.0	14.5	41,566
Accenture plc	ACN	70.03	50.34	70.65	2.91	3.54	3.95	24.1	19.8	17.7	44,455
Goldman, Sachs & Co.	GS	113.68	84.27	128.72	13.18	4.51	11.00	8.6	25.2	10.3	54,500
Walt Disney Co.	DIS	52.28	28.19	53.40	2.19	2.68	3.19	23.9	19.5	16.4	93,805
Berkshire Hathaway Inc.	BRK.B	88.20	69.07	89.95	4.52	4.15	5.44	19.5	21.3	16.2	95,819
JPMorgan Chase & Co.	JPM	40.48	27.85	46.49	3.96	4.48	4.80	10.2	9.0	8.4	153,774
Johnson & Johnson	JNJ	68.91	60.83	69.75	5.11	4.32	5.29	13.5	16.0	13.0	189,988
International Business Machines Corp.	IBM	207.45	168.88	210.69	11.82	13.45	15.22	17.6	15.4	13.6	237,069
Microsoft Corp.	MSFT	29.75	24.26	32.95	2.40	2.73	2.90	12.4	10.9	10.3	249,490
Exxon Mobil Corp.	XOM	91.45	69.21	92.57	5.96	8.42	7.87	15.3	10.9	11.6	422,128

Note: Holdings are as of September 30, 2012.  All earnings per share numbers are fully diluted and reflect the company’s cash earnings.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2012 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2012 stock price.

Ariel Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—99.06%	Market Value

	Consumer discretionary & services—38.12%
4,034,339	Gannett Co., Inc.	$71,609,517
2,690,440	DeVry Inc.	61,234,414
4,630,225	International Game Technology	60,609,645
1,838,156	Royal Caribbean Cruises Ltd.	55,530,693
4,723,672	Interpublic Group of Cos., Inc.	52,527,233
1,562,300	International Speedway Corp., Class A	44,322,451
551,248	Mohawk Industries, Inc. (a)	44,110,865
2,233,357	Newell Rubbermaid Inc.	42,634,785
928,271	Meredith Corp.	32,489,485
84,100	Washington Post Co., Class B	30,530,823
733,554	Madison Square Garden Co., Class A (a)	29,540,220
693,667	Sotheby's	21,850,511
315,075	Nordstrom, Inc.	17,385,838
238,865	Snap-on Inc.	17,167,228
		581,543,708
	Consumer staples—2.25%
231,538	J.M. Smucker Co.	19,988,676
229,725	McCormick & Co., Inc.	14,252,139
		34,240,815
	Energy—2.92%
906,847	Contango Oil & Gas Co. (a)(b)	44,562,462

	Financial services—31.10%
2,173,400	Lazard Ltd, Class A	63,528,482
6,396,178	Janus Capital Group Inc.	60,379,920
2,716,645	First American Financial Corp.	58,869,697
3,862,045	KKR & Co. L.P.	58,355,500
684,700	Dun & Bradstreet Corp.	54,515,814
709,073	Jones Lang LaSalle Inc.	54,137,724
2,615,557	CBRE Group, Inc., Class A (a)	48,152,404
1,049,000	Fair Isaac Corp.	46,428,740
584,326	City National Corp.	30,098,632
		474,466,913
	Health care—14.23%
1,640,075	Charles River Laboratories Intl Inc. (a)	64,946,970
354,634	Bio-Rad Laboratories, Inc., Class A (a)	37,846,540
1,099,401	Hospira, Inc. (a)	36,082,341
662,200	Life Technologies Corp. (a)	32,368,336
346,300	Zimmer Holdings, Inc.	23,416,806
2,267,400	Symmetry Medical Inc. (a) (b)	22,424,586
		217,085,579
	Materials & processing—4.54%
1,253,300	Simpson Manufacturing Co., Inc.	35,869,446
2,524,038	Interface, Inc.	33,342,542
		69,211,988
	Producer durables—5.90%
1,105,703	Brady Corp., Class A	32,374,984
716,111	IDEX Corp.	29,911,956
491,400	Littelfuse, Inc.	27,783,756
		90,070,696

	Total common stocks (Cost $1,037,220,694)	1,511,182,161

Principal Amount	Repurchase Agreement—0.97%	Market Value

$14,745,094	Fixed Income Clearing Corporation, 0.01%, dated 09/28/2012, due 10/01/2012, repurchase price $14,745,107, (collateralized by Federal Home Loan Bank, 0.350%, due 07/17/2013; Fannie Mae, 4.625%, due 10/15/2014; Fannie Mae, 0.750%, due 04/10/2015; U.S. Treasury Note, 2.625%, due 12/31/2014) (Cost $14,745,094)	$14,745,094
	Total Investments (Cost $1,051,965,788)—100.03%	1,525,927,255
	Liabilities less Other Assets—(0.03)%	(420,555)
	Net Assets—100.00%	$1,525,506,700

(a) Non-income producing.
(b) Affiliated company (See Note Six).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Annual Report	30	800.292.7435

Ariel Appreciation Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—98.82%	Market Value

	Consumer discretionary & services—35.67%
4,828,430	Interpublic Group of Cos., Inc.	$53,692,142
857,600	Viacom, Inc., Class B	45,958,784
3,011,690	International Game Technology	39,423,022
2,217,800	Gannett Co., Inc.	39,365,950
437,800	Snap-on Inc.	31,464,686
1,343,035	DeVry Inc.	30,567,477
810,000	CBS Corp., Class B	29,427,300
671,300	Madison Square Garden, Co., Class A (a)	27,033,251
448,700	Omnicom Group Inc.	23,134,972
780,100	Apollo Group, Inc., Class A (a)	22,661,905
259,175	Mohawk Industries, Inc. (a)	20,739,183
1,024,400	Newell Rubbermaid Inc.	19,555,796
677,000	International Speedway Corp., Class A	19,206,490
601,600	Sotheby's	18,950,400
499,450	Carnival Corp.	18,199,958
231,200	Tiffany & Co.	14,306,656
217,700	Nordstrom, Inc.	12,012,686
		465,700,658
	Consumer staples—1.71%
257,975	J.M. Smucker Co.	22,270,982

	Financial services—37.71%
2,593,300	First American Financial Corp.	56,196,811
1,905,020	Lazard Ltd, Class A	55,683,735
1,062,200	Northern Trust Corp.	49,302,013
570,900	Jones Lang LaSalle Inc.	43,588,215
898,700	AFLAC Inc.	43,029,756
4,362,775	Janus Capital Group Inc.	41,184,596
2,622,600	Blackstone Group L.P.	37,450,728
295,400	Franklin Resources, Inc.	36,945,678
2,246,455	KKR & Co. L.P.	33,943,935
1,851,100	Western Union Co.	33,727,042
449,900	City National Corp.	23,174,349
1,229,050	CBRE Group, Inc. (a)	22,626,810
243,300	T. Rowe Price Group, Inc.	15,400,890
		492,254,558
	Health care—15.67%
782,754	Thermo Fisher Scientific Inc.	46,049,418
1,049,700	St. Jude Medical, Inc.	44,223,861
583,500	Zimmer Holdings, Inc.	39,456,270
532,600	Life Technologies Corp. (a)	26,033,488
759,000	Hospira, Inc. (a)	24,910,380
223,625	Bio-Rad Laboratories, Inc., Class A (a)	23,865,260
		204,538,677
	Producer durables—5.68%
285,699	Stanley Black & Decker, Inc.	21,784,549
343,950	Illinois Tool Works Inc.	20,454,706
324,500	Towers Watson, Class A	17,214,725
210,400	Accenture plc, Class A	14,734,312
		74,188,292
	Technology—2.38%
3,151,500	Dell Inc.	31,073,790

	Total common stocks (Cost $881,738,066)	1,290,026,957

Principal Amount	Repurchase Agreement—1.16%	Market Value

$15,139,808	Fixed Income Clearing Corporation, 0.01%, dated 09/28/2012, due 10/01/2012, repurchase price $15,139,821, (collateralized by Federal Home Loan Bank, 0.350%, due 07/17/2013) (Cost $15,139,808)	$15,139,808
	Total Investments (Cost $896,877,874)—99.98%	1,305,166,765
	Other Assets less Liabilities—0.02%	237,335
	Net Assets—100.00%	$1,305,404,100

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	31

Ariel Focus Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—99.96%	Market Value

	Consumer discretionary & services—20.01%
36,100	Target Corp.	$2,291,267
37,800	Omnicom Group Inc.	1,948,968
18,900	Snap-on Inc.	1,358,343
49,700	DeVry Inc.	1,131,172
19,500	Walt Disney Co.	1,019,460
34,600	Apollo Group, Inc., Class A (a)	1,005,130
		8,754,340
	Consumer staples—4.86%
58,300	Walgreen Co.	2,124,452

	Energy—8.34%
23,100	Exxon Mobil Corp.	2,112,495
81,400	Chesapeake Energy Corp.	1,536,018
		3,648,513
	Financial services—33.87%
114,550	Morgan Stanley	1,917,567
126,100	KKR & Co. L.P.	1,905,371
15,200	Goldman Sachs & Co.	1,727,936
93,200	Western Union Co.	1,698,104
38,700	JPMorgan Chase & Co.	1,566,576
67,400	Bank of New York Mellon Corp.	1,524,588
27,300	AFLAC Inc.	1,307,124
24,600	Northern Trust Corp.	1,141,809
73,400	Blackstone Group L.P.	1,048,152
11,100	Berkshire Hathaway Inc., Class B (a)	979,020
		14,816,247
	Health care—12.93%
32,500	Zimmer Holdings, Inc.	2,197,650
25,300	Johnson & Johnson	1,743,423
14,800	Baxter Intl Inc.	891,848
25,100	Hospira, Inc. (a)	823,782
		5,656,703
	Producer durables—7.26%
22,400	Lockheed Martin Corp.	2,091,712
15,500	Accenture plc, Class A	1,085,465
		3,177,177
	Technology—12.69%
81,200	Microsoft Corp.	2,418,136
159,700	Dell Inc.	1,574,642
7,500	International Business Machines Corp.	1,555,875
		5,548,653

	Total common stocks (Cost $39,172,352)	43,726,085

	Total Investments (Cost $39,172,352)—99.96%	43,726,085
	Cash, Other Assets less Liabilities—0.04%	18,283
	Net Assets—100.00%	$43,744,368

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Annual Report	32	800.292.7435

Ariel Discovery Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—96.01%	Market Value

	Consumer discretionary & services—19.33%
10,100	International Speedway Corp., Class A	$286,537
6,000	Madison Square Garden Co., Class A (a)	241,620
26,300	XO Group Inc. (a)	219,605
9,700	Rosetta Stone Inc. (a)	123,675
7,995	JAKKS Pacific, Inc.	116,487
6,500	WMS Industries Inc. (a)	106,470
13,800	Callaway Golf Co.	84,732
21,300	Gaiam, Inc., Class A (a)	74,337
		1,253,463
	Energy—9.54%
22,400	Mitcham Industries, Inc. (a)	356,832
5,325	Contango Oil & Gas Co. (a)	261,671
		618,503
	Financial services—20.47%
16,300	First American Financial Corp.	353,221
48,186	Market Leader, Inc. (a)	322,846
77,400	Cowen Group, Inc., Class A (a)	208,980
13,000	AV Homes, Inc. (a)	192,920
9,500	MB Financial, Inc.	187,625
5,000	Symetra Financial Corp.	61,500
		1,327,092
	Health care—3.94%
59,200	Vical Inc. (a)	255,744

	Materials & processing—12.43%
118,034	Orion Energy Systems, Inc. (a)	231,347
84,294	Rentech, Inc. (a)	207,363
6,600	Simpson Manufacturing Co., Inc.	188,892
15,600	Landec Corp. (a)	178,620
		806,222
	Producer durables—11.64%
10,200	Brink's Co.	262,038
6,600	Team, Inc. (a)	210,210
35,900	Ballantyne Strong, Inc. (a)	149,344
2,350	Littelfuse, Inc.	132,869
		754,461
	Technology—18.66%
37,950	Pervasive Software Inc. (a)	326,370
39,180	PCTEL, Inc.	276,219
36,100	Imation Corp. (a)	201,799
31,300	American Reprographics Co. (a)	133,651
9,100	Tessera Technologies, Inc.	124,488
3,500	Multi-Fineline Electronix, Inc. (a)	78,925
10,400	Sigma Designs, Inc. (a)	68,744
		1,210,196

	Total common stocks (Cost $5,658,403)	6,225,681

Principal Amount	Repurchase Agreement—4.93%	Market Value

$319,406	Fixed Income Clearing Corporation, 0.01%, dated 09/28/2012, due 10/01/2012, repurchase price $319,406, (collateralized by Federal Home Loan Bank, 0.350%, due 07/17/2013) (Cost $319,406)	$319,406
	Total Investments (Cost $5,977,809) —100.94%	6,545,087
	Liabilities less Cash, Other Assets—(0.94)%	(61,160)
	Net Assets—100.00%	$6,483,927

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	33

Ariel International Equity Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—78.67%	Market Value

	Australia—0.31%
209	CSL Ltd.	$9,973

	Belgium—1.73%
1,774	Mobistar SA	55,966

	Canada—2.16%
1,213	Power Financial Corp.	31,352
1,364	Great-West Lifeco Inc.	31,023
198	IGM Financial Inc.	7,732
		70,107
	China—2.02%
779	China Mobile Ltd. ADR	43,125
2,000	China Mobile Ltd.	22,234
		65,359
	Finland—3.33%
29,290	Nokia Corp. ADR	75,275
12,587	Nokia Corp.	32,512
		107,787
	France—1.48%
895	BNP Paribas SA	42,531
223	Ipsen SA	5,436
		47,967
	Germany—6.81%
2,484	Deutsche Boerse AG	137,466
8,407	Infineon Techologies AG	53,347
124	Muenchener Rueckversicherungs-Ges. AG	19,361
89	Allianz SE	10,589
		220,763
	Ireland—3.06%
3,073	Ryanair Holdings plc ADR (a)	99,104

	Italy—2.26%
35,772	Mediaset SpA	67,160
1,365	Snam SpA	6,052
		73,212
	Japan—24.05%
74	NTT DOCOMO, Inc.	120,046
900	Nintendo Co., Ltd.	114,057
1,900	Murata Manufacturing Co., Ltd.	101,160
2,900	Japan Tobacco Inc.	87,030
1,700	Canon Inc.	54,350
1,400	Denso Corp.	43,970
400	Daito Trust Construction Co., Ltd.	40,236
508	Toyota Motor Corp. ADR	39,883
1,054	Canon Inc. ADR	33,739
1,400	Nomura Research Institute Ltd.	28,865
120	OBIC Co. Ltd.	25,172
600	Toyota Motor Corp.	23,373
400	Tokyo Electron Ltd.	17,043
700	Chugai Pharmaceuticals Co., Ltd.	14,666
50	Keyence Corp.	12,814
400	Kurita Water Industries Ltd.	8,862
200	SOFTBANK Corp.	8,098
500	Suruga Bank Ltd.	5,670
		779,034
	Netherlands—3.90%
10,079	Koninklijke Ahold NV	126,243

arielinvestments.com	34

Number of Shares	Common Stocks—78.67% (cont'd)	Market Value
	Norway—1.17%
1,543	Gjensidige Forsikring ASA	21,399
2,173	Orkla ASA	16,504
		37,903
	Spain—2.20%
5,581	Indra Sistemas SA	54,076
874	Enagas SA	17,240
		71,316
	Sweden—0.19%
100	Autoliv Inc.	6,197

	Switzerland—9.61%
857	Roche Holding AG	160,101
1,244	Nestle SA	78,436
3,375	UBS AG	41,089
381	Actelion Ltd.	19,072
31	Geberit AG (a)	6,741
15	Swisscom AG	6,029
		311,468
	Turkey—0.22%
465	Turkcell Iletisim Hizmetleri AS ADR (a)	7,040

	United Kingdom—13.80%
29,667	Tesco plc	159,049
74,341	Man Group plc	98,858
5,803	HSBC Holdings plc	53,722
656	Royal Dutch Shell plc ADR	45,533
1,033	Royal Dutch Shell plc, Class A	35,730
5,263	British Telecom Group plc	19,606
454	BT Group plc ADR	16,889
212	GlaxoSmithKline plc ADR	9,803
346	GlaxoSmithKline plc	7,976
		447,166
	United States—0.37%
167	Schlumberger Ltd.	12,079

	Total common stocks (Cost $2,545,256)	2,548,684

Number of Shares	Investment Companies—3.44%	Market Value

	Exchange Traded Funds—3.44%
2,609	Vanguard MSCI EAFE ETF	$85,758
1,472	iShares MSCI United Kingdom Index ETF	25,628
		111,386

	Total investment companies (Cost $104,557)	111,386

Principal Amount	Repurchase Agreement—3.74%	Market Value
$121,054	Fixed Income Clearing Corporation, 0.01%, dated 09/28/2012, due 10/01/2012, repurchase price $121,054, (collateralized by Federal Home Loan Bank, 0.350%, due 07/17/2013) (Cost $121,054)	$121,054
	Total Investments (Cost $2,770,867)—85.85%	2,781,124
	Cash, Other Assets less Liabilities—14.15%	458,329
	Net Assets—100.00%	$3,239,453

ADR American Depositary Receipt
(a) Non-income producing.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	35

Ariel Global Equity Fund Schedule of Investments		September 30, 2012

Number of Shares	Common Stocks—87.15%	Market Value

	Australia—0.31%
760	CSL Ltd.	$36,264

	Belgium—1.44%
5,314	Mobistar SA	167,646

	Canada—1.41%
3,730	Great-West Lifeco Inc.	84,837
2,005	Power Financial Corp.	51,823
708	IGM Financial Inc.	27,647
		164,307
	China—2.03%
3,272	China Mobile Ltd. ADR	181,138
5,000	China Mobile Ltd.	55,584
		236,722
	Czech Republic—1.10%
645	Komercni Banca AS	128,036

	Finland—3.63%
82,994	Nokia Corp.	214,369
81,672	Nokia Corp. ADR	209,897
		424,266
	France—1.00%
2,146	BNP Paribas SA	101,980
606	Ipsen SA	14,773
		116,753
	Germany—3.88%
7,192	Deutsche Boerse AG	398,010
8,561	Infineon Techologies AG	54,324
		452,334
	Ireland—2.31%
8,363	Ryanair Holdings plc ADR (a)	269,707

	Italy—1.88%
116,659	Mediaset SpA	219,022

	Japan—15.96%
210	NTT DOCOMO, Inc.	340,671
2,500	Nintendo Co., Ltd.	316,825
4,700	Murata Manufacturing Co., Ltd.	250,237
4,700	Canon Inc.	150,263
4,400	Denso Corp.	138,191
4,300	Japan Tobacco Inc.	129,044
1,153	Toyota Motor Corp. ADR	90,522
350	Keyence Corp.	89,698
600	Daito Trust Construction Co., Ltd.	60,354
2,800	Nomura Research Institute Ltd.	57,729
1,200	Tokyo Electron Ltd.	51,128
1,590	Canon Inc. ADR	50,896
3,500	Suruga Bank Ltd.	39,691
160	OBIC Co. Ltd.	33,562
800	SOFTBANK Corp.	32,394
1,500	Chugai Pharmaceuticals Co., Ltd.	31,426
		1,862,631
	Netherlands—3.20%
29,779	Koninklijke Ahold NV	372,993

	Norway—0.90%
7,873	Orkla ASA	59,794
3,300	Gjensidige Forsikring ASA	45,765
		105,559
	Spain—1.18%
14,244	Indra Sistemas SA	138,014

Annual Report	36	800.292.7435

		September 30, 2012

Number of Shares	Common Stocks—87.15% (cont'd)	Market Value
	Sweden—0.16%
300	Autoliv Inc.	18,591

	Switzerland—8.21%
3,214	Roche Holding AG	600,425
1,913	Nestle SA	120,618
8,829	UBS AG	107,488
1,395	Actelion Ltd.	69,832
143	Geberit AG (a)	31,094
72	Swisscom AG	28,938
		958,395
	Turkey—0.51%
3,922	Turkcell Iletisim Hizmetleri AS ADR (a)	59,379

	United Kingdom—10.87%
109,643	Tesco plc	587,811
203,565	Man Group plc	270,698
4,002	Royal Dutch Shell plc, Class A	138,425
10,225	HSBC Holdings plc	94,659
16,004	British Telecom Group plc	59,620
1,334	BT Group plc ADR	49,625
577	Royal Dutch Shell plc ADR	40,050
600	GlaxoSmithKline plc ADR	27,744
		1,268,632
	United States—27.17%
8,000	Johnson & Johnson	551,280
5,804	Gilead Sciences, Inc. (a)	384,979
5,109	Quest Diagnostics Inc.	324,064
23,357	QLogic Corp. (a)	266,737
17,384	NVIDIA Corp. (a)	231,903
6,464	Microsoft Corp.	192,498
2,344	Fluor Corp.	131,920
1,733	Schlumberger Ltd.	125,348
1,390	Berkshire Hathaway Inc., Class B (a)	122,598
7,500	Yahoo! Inc. (a)	119,813
5,989	H&R Block, Inc.	103,789
1,387	Wal-Mart Stores, Inc.	102,361
2,907	Broadcom Corp.	100,524
1,940	Plum Creek Timber Co. Inc.	85,050
1,840	Hospira, Inc. (a)	60,389
1,480	General Mills, Inc.	58,978
1,497	Analog Devices, Inc.	58,667
759	Coach, Inc.	42,519
1,500	General Electric Co.	34,065
1,137	Acacia Research Corporation (a)	31,165
1,500	Cisco Systems, Inc.	28,635
145	3m Co	13,401
		3,170,683

	Total common stocks (Cost $10,242,864)	10,169,934

Principal Amount	Repurchase Agreement—4.96%	Market Value
$578,897	Fixed Income Clearing Corporation, 0.01%, dated 09/28/2012, due 10/01/2012, repurchase price $578,898, (collateralized by Federal Home Loan Bank, 0.350%, due 07/17/2013) (Cost $578,897)	$578,897
	Total Investments (Cost $10,821,761)—92.11%	10,748,831
	Cash, Other Assets less Liabilities—7.89%	920,347
	Net Assets—100.00%	$11,669,178

ADR American Depositary Receipt
(a) Non-income producing.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	37

Statements of Assets & Liabilities

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value
(cost $962,645,804, $881,738,066,
$39,172,352 and $5,658,403, respectively)	$1,444,195,113	$1,290,026,957	$43,726,085	$6,225,681
Investments in affiliated issuers, at value
(cost $74,574,890)	66,987,048	-	-	-
Repurchase agreements, at value
(cost $14,745,094, $15,139,808, $0 and $319,406, respectively)	14,745,094	15,139,808	-	319,406
Cash	-	-	9,653	4,857
Receivable for fund shares sold	784,220	363,923	17,008	4,517
Receivable for securities sold	-	3,832,870	696,459	-
Dividends and interest receivable	1,676,722	2,839,249	51,336	1,984
Prepaid and other assets	14,026	12,970	9,941	12,685
Total assets	$1,528,402,223	$1,312,215,777	$44,510,482	$6,569,130
Liabilities:
Payable for securities purchased	-	1,660,183	698,841	45,076
Payable for fund shares redeemed	2,289,392	4,634,862	21,906	-
Other liabilities	606,131	516,632	45,367	40,127
Total liabilities	2,895,523	6,811,677	766,114	85,203
Net assets	$1,525,506,700	$1,305,404,100	$43,744,368	$6,483,927
Net assets consist of:
Paid-in capital	$1,270,149,393	$794,972,331	$41,583,184	$5,988,251
Undistributed net investment income (loss)	8,961,358	9,000,781	306,040	(8,061)
Accumulated net realized gain (loss) on investments	(227,565,518)	93,142,097	(2,698,589)	(63,541)
Net unrealized appreciation on investments	473,961,467	408,288,891	4,553,733	567,278
Total net assets	$1,525,506,700	$1,305,404,100	$43,744,368	$6,483,927

Investor Class shares
Net assets	$1,422,415,261	$1,290,470,503	$33,273,839	$4,239,935
Shares outstanding (no par value, unlimited authorized)	28,636,789	28,595,569	3,038,727	398,864
Net asset value, offering and redemption price per share	$49.67	$45.13	$10.95	$10.63

Institutional Class shares
Net assets	$103,091,439	$14,933,597	$10,470,529	$2,243,992
Shares outstanding (no par value, unlimited authorized)	2,070,322	330,473	954,360	210,584
Net asset value, offering and redemption price per share	$49.79	$45.19	$10.97	$10.66

The accompanying notes are an integral part of the financial statements.

Annual Report	38	800.292.7435

	Ariel International Equity Fund	Ariel Global Equity Fund
Assets:
Investments in unaffiliated issuers, at value
(cost $2,649,813 and $10,242,864, respectively)	$2,660,070	$10,169,934
Repurchase agreements, at value
(cost $121,054 and $578,897, respectively)	121,054	578,897
Foreign currencies
(cost $520,124 and $393,217, respectively)	529,472	395,333
Cash	-	545,375
Dividends and interest receivable	9,005	25,507
Receivable for dividend reclaims	2,773	10,026
Receivable for fund shares sold	-	50
Prepaid and other assets	10,511	10,583
Total assets	$3,332,885	$11,735,705
Liabilities:
Payable for securities and foreign currencies purchased	35,821	-
Depreciation of forward currency contracts	2,300	11,496
Other liabilities	55,311	55,031
Total liabilities	93,432	66,527
Net assets	$3,239,453	$11,669,178
Net assets consist of:
Paid-in capital	$3,197,040	$11,679,907
Undistributed net investment income	47,667	172,329
Accumulated net realized loss on investments, foreign currencies
and forward currency contracts	(22,666)	(100,716)
Net unrealized appreciation (depreciation) on:
Investments	10,257	(72,930)
Foreign currencies	9,455	2,084
Forward currency contracts	(2,300)	(11,496)
Total net assets	$3,239,453	$11,669,178

Investor Class shares
Net assets	$1,312,762	$991,701
Shares outstanding (no par value, unlimited authorized)	134,406	98,957
Net asset value, offering and redemption price per share	$9.77	$10.02

Institutional Class shares
Net assets	$1,926,691	$10,677,477
Shares outstanding (no par value, unlimited authorized)	196,953	1,063,183
Net asset value, offering and redemption price per share	$9.78	$10.04
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	39

Statements of Operations					Year Ended September 30, 2012

	Ariel Fund		Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Investment income:
Dividends
Unaffiliated issuers	$24,521,099		$25,183,414	$943,006	$26,345
Affiliated issuers	332,495	(a)	-	-	-
Interest	1,426		1,016	62	12
Total investment income	$24,855,020		25,184,430	943,068	26,357
Expenses:
Management fees	9,150,804		9,123,665	330,993	47,792
Distribution fees (Investor Class)	3,640,877		3,195,829	90,518	8,195
Shareholder service fees
Investor Class	1,558,050		1,318,444	25,632	17,005
Institutional Class	8,219		9,897	6,043	6,044
Transfer agent fees and expenses
Investor Class	635,369		603,106	63,318	21,321
Institutional Class	13,542		13,229	13,049	12,803
Printing and postage expenses
Investor Class	347,825		292,417	13,470	9,918
Institutional Class	10,357		1,735	1,668	1,735
Trustees' fees and expenses	228,342		189,204	35,106	32,184
Professional fees	69,954		62,078	33,044	33,914
Custody fees and expenses	32,710		28,720	4,190	4,654
Federal and state registration fees	60,694		56,513	40,941	36,002
Interest expense	144		-	108	-
Miscellaneous expenses	153,594		121,606	17,710	10,026
Total expenses before reimbursements	15,910,481		15,016,443	675,790	241,593
Expense reimbursements	-		-	(143,947)	(173,658)
Net expenses	15,910,481		15,016,443	531,843	67,935
Net investment income (loss)	8,944,539		10,167,987	411,225	(41,578)

Realized and unrealized gain (loss):
Net realized gain (loss) on investments
Unaffiliated issuers	152,017,829		143,483,582	1,031,677	(30,024)
Affiliated issuers	12,969,002	(a)	-	-	-
Change in net unrealized appreciation
(depreciation) on investments
Unaffiliated issuers	289,218,064		190,262,984	6,098,672	1,431,994
Affiliated issuers	(9,528,904)		-	-	-
Net gain on investments	444,675,991		333,746,566	7,130,349	1,401,970
Net increase in net assets resulting from operations	$453,620,530		$343,914,553	$7,541,574	$1,360,392

(a) See Note Six for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

Annual Report	40	800.292.7435

	Period from December 30, 2011* to September 30, 2012

	Ariel International Equity Fund	Ariel Global Equity Fund
Investment income:
Dividends
Unaffiliated issuers	$61,693 (a)	$225,919 (a)
Interest	2	12
Total investment income	61,695	225,931
Expenses:
Management fees	13,910	51,703
Distribution fees (Investor Class)	1,850	1,693
Shareholder service fees
Investor Class	9,806	9,813
Institutional Class	6,013	6,013
Transfer agent fees and expenses
Investor Class	13,670	13,768
Institutional Class	14,038	14,080
Printing and postage expenses
Investor Class	2,485	2,262
Institutional Class	3,198	3,548
Trustees' fees and expenses	20,820	20,820
Professional fees	35,053	34,843
Custody fees and expenses	9,980	11,538
Administration fees	37,532	37,532
Fund accounting fees	26,301	25,811
Federal and state registration fees	28,156	28,156
Miscellaneous expenses	5,156	4,856
Total expenses before reimbursements	227,968	266,436
Expense reimbursements	(210,121)	(205,285)
Net expenses	17,847	61,151
Net investment income	43,848	164,780

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(22,666)	(102,511)
Foreign currencies	(1,209)	(11,137)
Forward currency contracts	5,028	20,481
Total	(18,847)	(93,167)
Change in net unrealized appreciation (depreciation) on:
Investments	10,257	(72,930)
Foreign currencies	9,455	2,084
Forward currency contracts	(2,300)	(11,496)
Total	17,412	(82,342)
Net loss on investments	(1,435)	(175,509)
Net increase (decrease) in net assets resulting from operations	$42,413	$(10,729)

* Commencement of operations.
(a) Net of $7,047 and $27,545 in foreign taxes withheld, respectively.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	41

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Operations:
Net investment income	$8,944,539	$3,403,938	$10,167,987	$4,327,042
Net realized gain on investments and
foreign currency translations	164,986,831	286,034,520	143,483,582	151,742,510
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	279,689,160	(493,701,099)	190,262,984	(240,952,711)
Net increase (decrease) in net assets
from operations	$453,620,530	(204,262,641)	343,914,553	(84,883,159)
Distributions to shareholders:
Net investment income
Investor Class	(3,209,712)	(181,815)	(5,037,290)	(456,958)
Capital gains
Investor Class	-	-	(12,669,548)	-
Total distributions	(3,209,712)	(181,815)	(17,706,838)	(456,958)
Share transactions:
Shares issued
Investor Class	151,950,739	347,667,200	126,814,299	220,661,388
Institutional Class	138,331,784	-	27,151,771	-
Shares issued in reinvestment
of dividends and distributions
Investor Class	3,126,505	177,682	17,189,462	440,002
Shares redeemed
Investor Class	(530,059,038)	(745,682,629)	(320,271,771)	(322,755,261)
Institutional Class	(39,105,643)	-	(15,093,497)	-
Net decrease from share transactions	(275,755,653)	(397,837,747)	(164,209,736)	(101,653,871)
Total increase (decrease) in net assets	174,655,165	(602,282,203)	161,997,979	(186,993,988)
Net assets:
Beginning of year	$1,350,851,535	1,953,133,738	1,143,406,121	1,330,400,109
End of period	$1,525,506,700	$1,350,851,535	$1,305,404,100	$1,143,406,121
Undistributed net investment income
included in net assets at end of period	$8,961,358	$3,226,540	$9,000,781	$3,870,084

Capital share transactions:
Investor shares
Shares sold	3,363,093	7,209,068	3,057,990	5,206,549
Shares issued to holders in reinvestment of dividends	72,373	3,637	462,832	10,331
Shares redeemed	(11,567,838)	(16,102,661)	(7,774,642)	(7,576,044)
Net decrease	(8,132,372)	(8,889,956)	(4,253,820)	(2,359,164)
Institutional shares
Shares sold	2,906,650	-	691,655	-
Shares issued to holders in reinvestment of dividends	-	-	-	-
Shares redeemed	(836,328)	-	(361,182)	-
Net increase	2,070,322	-	330,473	-

The accompanying notes are an integral part of the financial statements.

Annual Report	42	800.292.7435

	Ariel Focus Fund		Ariel Discovery Fund
	Year Ended	Year Ended	Year Ended	January 31, 2011* to
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Operations:
Net investment income (loss)	$411,225	$195,597	$(41,578)	$(24,944)
Net realized gain (loss) on investments and
foreign currency translations	1,031,677	1,944,544	(30,024)	14,479
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	6,098,672	(1,667,748)	1,431,994	(864,716)
Net increase (decrease) in net assets from operations	$7,541,574	472,393	1,360,392	(875,181)
Distributions to shareholders:
Net investment income
Investor Class	(251,088)	(140,338)	-	-
Total distributions	(251,088)	(140,338)	-	-
Share transactions:
Shares issued
Investor Class	5,258,595	9,262,293	3,061,772	4,344,275
Institutional Class	12,267,539	-	1,937,626	-
Shares issued in reinvestment
of dividends and distributions
Investor Class	216,920	125,859	-	-
Shares redeemed
Investor Class	(21,371,032)	(21,781,596)	(3,045,673)	(292,025)
Institutional Class	(2,465,594)	-	(7,259)	-
Net increase (decrease) from share transactions	(6,093,572)	(12,393,444)	1,946,466	4,052,250
Total increase (decrease) in net assets	$1,196,914	(12,061,389)	3,306,858	3,177,069
Net assets:
Beginning of year	42,547,454	54,608,843	$3,177,069	-
End of period	$43,744,368	$42,547,454	$6,483,927	$3,177,069
Undistributed net investment income (loss)
included in net assets at end of period	$306,040	$145,903	$(8,061)	$-

Capital share transactions:
Investor shares
Shares sold	505,813	876,263	311,977	442,258
Shares issued to holders in reinvestment of dividends	21,911	12,032	-	-
Shares redeemed	(2,077,979)	(2,055,177)	(325,227)	(30,144)
Net increase (decrease)	(1,550,255)	(1,166,882)	(13,250)	412,114
Institutional shares
Shares sold	1,188,218	-	211,314	-
Shares issued to holders in reinvestment of dividends	-	-	-	-
Shares redeemed	(233,858)	-	(730)	-
Net increase	954,360	-	210,584	-

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	43

Statements of Changes in Net Assets (continued)

	Ariel International Equity Fund	Ariel Global Equity Fund
	December 30, 2011*	December 30, 2011*
	to September 30, 2012	to September 30, 2012
Operations:
Net investment income	$43,848	$164,780
Net realized loss on investments and
foreign currency translations	(18,847)	(93,167)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	17,412	(82,342)
Net increase (decrease) in net assets from operations	$42,413	$(10,729)
Share transactions:
Shares issued
Investor Class	1,333,707	1,028,574
Institutional Class	1,892,889	10,730,157
Shares redeemed
Investor Class	(28,900)	(37,634)
Institutional Class	(656)	(41,190)
Net increase from share transactions	3,197,040	11,679,907
Total increase in net assets	$3,239,453	$11,669,178
Net assets:
Beginning of year	-	-
End of period	$3,239,453	$11,669,178
Undistributed net investment income
included in net assets at end of period	$47,667	$172,329

Capital share transactions:
Investor shares
Shares sold	137,205	102,641
Shares issued to holders in reinvestment of dividends	-	-
Shares redeemed	(2,799)	(3,684)
Net increase	134,406	98,957
Institutional shares
Shares sold	197,020	1,067,618
Shares issued to holders in reinvestment of dividends	-	-
Shares redeemed	(67)	(4,435)
Net increase	196,953	1,063,183

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Annual Report	44	800.292.7435

Financial Highlights For a share outstanding throughout each period

ARIEL FUND
(Investor Class)	Year Ended September 30
	2012		2011		2010	2009	2008

Net asset value, beginning of year	$36.74		$42.78		$35.78	$36.53	$54.60
Income from investment operations:
Net investment income (loss)	0.29		0.09		(0.07)	0.13	0.36
Net realized and unrealized
gains (losses) on investments	12.73		(6.13)		7.08	(0.50)	(13.78)
Total from investment operations	13.02		(6.04)		7.01	(0.37)	(13.42)

Distributions to shareholders:
Dividends from net investment income	(0.09)		(0.00)	(a)	(0.01)	(0.38)	(0.15)
Distributions from capital gains	-		-		-	-	(4.50)
Total distributions	(0.09)		(0.00)		(0.01)	(0.38)	(4.65)
Net asset value, end of period	$49.67		$36.74		$42.78	$35.78	$36.53
Total return	35.48%		(14.11)%		19.58%	(0.36)%	(26.55)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,422,415		$1,350,852		$1,953,134	$1,712,693	$1,845,578
Ratio of expenses to average net assets	1.06%		1.04%		1.06%	1.14%	1.07%
Ratio of net investment income (loss)
to average net assets	0.56%		0.16%		(0.16)%	0.41%	0.76%
Portfolio turnover rate	27%		29%		40%	45%	24%

ARIEL FUND (Institutional Class)	December 30, 2011(d) to
	September 30, 2012
Net asset value, beginning of year	$42.97
Income from investment operations:
Net investment income	0.36
Net realized and unrealized
gains on investments	6.46
Total from investment operations	6.82

Net asset value, end of period	$49.79
Total return	15.87%	(b)
Supplemental data and ratios:
Net assets, end of period, in thousands	$103,092
Ratio of expenses to average net assets	0.68%	(c)
Ratio of net investment income
to average net assets	1.06%	(c)
Portfolio turnover rate	27%	(b)

(a) Amount is less than $(0.005).
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	45

Financial Highlights For a share outstanding throughout each period

ARIEL APPRECIATION FUND (Investor Class)
	Year Ended September 30
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$34.81		$37.79	$32.16	$36.39	$50.65
Income from investment operations:
Net investment income (loss)	0.35		0.13	(0.03)	0.08	0.17
Net realized and unrealized
gains (losses) on investments	10.52		(3.10)	5.70	(1.02)	(9.74)
Total from investment operations	10.87		(2.97)	5.67	(0.94)	(9.57)

Distributions to shareholders:
Dividends from net investment income	(0.16)		(0.01)	(0.04)	(0.18)	(0.23)
Distributions from capital gains	(0.39)		-	-	(3.11)	(4.46)
Total distributions	(0.55)		(0.01)	(0.04)	(3.29)	(4.69)
Net asset value, end of period	$45.13		$34.81	$37.79	$32.16	$36.39
Total return	31.57%		(7.86)%	17.64%	3.54%	(20.49)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$1,290,470		$1,143,406	$1,330,400	$1,234,115	$1,459,648
Ratio of expenses to average net assets	1.17%		1.15%	1.18%	1.25%	1.19%
Ratio of net investment income (loss)
to average net assets	0.79%		0.30%	(0.06)%	0.42%	0.39%
Portfolio turnover rate	28%		26%	41%	44%	26%

ARIEL APPRECIATION FUND (Institutional Class)

	December 30, 2011(c) to
	September 30, 2012
Net asset value, beginning of year	$38.70
Income from investment operations:
Net investment income	0.32
Net realized and unrealized
gains on investments	6.17
Total from investment operations	6.49

Net asset value, end of period	$45.19
Total return	16.77%	(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$14,934
Ratio of expenses to average net assets	0.99%	(b)
Ratio of net investment income
to average net assets	1.08%	(b)
Portfolio turnover rate	28%	(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Annual Report	46	800.292.7435

Financial Highlights For a share outstanding throughout each period

ARIEL FOCUS FUND (Investor Class)
	Year Ended September 30
	2012		2011	2010	2009	2008
Net asset value, beginning of year	$9.27		$9.49	$8.79	$9.74	$11.93
Income from investment operations:
Net investment income	0.10		0.04	0.04	0.05	0.04
Net realized and unrealized
gains (losses) on investments	1.64		(0.23)	0.70	(0.94)	(1.92)
Total from investment operations	1.74		(0.19)	0.74	(0.89)	(1.88)

Distributions to shareholders:
Dividends from net investment income	(0.06)		(0.03)	(0.04)	(0.06)	(0.04)
Distributions from capital gains	-		-	-	-	(0.27)
Total distributions	(0.06)		(0.03)	(0.04)	(0.06)	(0.31)
Net asset value, end of period	$10.95		$9.27	$9.49	$8.79	$9.74
Total return	18.81%		(2.07)%	8.37%	(9.02)%	(16.08)%
Supplemental data and ratios:
Net assets, end of period, in thousands	$33,274		$42,547	$54,609	$34,877	$37,871
Ratio of expenses to average
net assets, including waivers	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average
net assets, excluding waivers	1.58%		1.51%	1.58%	1.87%	1.61%
Ratio of net investment income to
average net assets, including waivers	0.88%		0.37%	0.36%	0.68%	0.37%
Ratio of net investment income to
average net assets, excluding waivers	0.55%		0.11%	0.03%	0.06%	0.00%
Portfolio turnover rate	32%		40%	52%	42%	49%

ARIEL FOCUS FUND (Institutional Class)
	December 30, 2011(c) to
	September 30, 2012
Net asset value, beginning of year	$9.82
Income from investment operations:
Net investment income	0.10
Net realized and unrealized
gains on investments	1.05
Total from investment operations	1.15

Net asset value, end of period	$10.97
Total return	11.71%	(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$10,470
Ratio of expenses to average
net assets, including waivers	1.00%	(b)
Ratio of expenses to average
net assets, excluding waivers	1.29%	(b)
Ratio of net investment income to
average net assets, including waivers	1.15%	(b)
Ratio of net investment income to
average net assets, excluding waivers	0.86%	(b)
Portfolio turnover rate	32%	(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	47

Financial HighlightsFor a share outstanding throughout each period

ARIEL DISCOVERY FUND (Investor Class)
	Year Ended
	September 30,		January 31, 2011(c) to
	2012		September 30, 2011
Net asset value, beginning of year	$7.71		$10.00
Income from investment operations:
Net investment loss	(0.08)		(0.06)
Net realized and unrealized
gains (losses) on investments	3.00		(2.23)
Total from investment operations	2.92		(2.29)

Net asset value, end of period	$10.63		$7.71
Total return	37.87%		(22.90)%	(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$4,240		$3,177
Ratio of expenses to average
net assets, including waivers	1.50%		1.50%	(b)
Ratio of expenses to average
net assets, excluding waivers	5.18%		6.75%	(b)
Ratio of net investment loss to
average net assets, including waivers	(0.92)%		(1.17)%	(b)
Ratio of net investment loss to
average net assets, excluding waivers	(4.60)%		(6.42)%	(b)
Portfolio turnover rate	33%		18%	(a)

ARIEL DISCOVERY FUND (Institutional Class)

	December 30, 2011(c) to
	September 30, 2012
Net asset value, beginning of year	$9.01
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized
gains on investments	1.70
Total from investment operations	1.65

Net asset value, end of period	$10.66
Total return	18.31%	(a)
Supplemental data and ratios:
Net assets, end of period, in thousands	$2,244
Ratio of expenses to average
net assets, including waivers	1.25%	(b)
Ratio of expenses to average
net assets, excluding waivers	4.78%	(b)
Ratio of net investment loss to
average net assets, including waivers	(0.75)%	(b)
Ratio of net investment loss to
average net assets, excluding waivers	(4.28)%	(b)
Portfolio turnover rate	33%	(a)

(a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Annual Report	48	800.292.7435

	Ariel International Equity Fund	Ariel Global Equity Fund
	(Investor Class)	(Investor Class)

	December 30, 2011(c) to	December 30, 2011(c) to
	September 30, 2012	September 30, 2012
Net asset value, beginning of year	$10.00	$10.00
Income from investment operations:
Net investment income	0.16	0.18
Net realized and unrealized losses on investments	(0.39)	(0.16)
Total from investment operations	(0.23)	0.02

Net asset value, end of period	$9.77	$10.02
Total return	(2.30)%(a)	0.20%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,313	$992
Ratio of expenses to average net assets, including waivers	1.40%(b)	1.40%(b)
Ratio of expenses to average net assets, excluding waivers	17.00%(b)	12.33%(b)
Ratio of net investment income to average net assets, including waivers	2.93%(b)	2.67%(b)
Ratio of net investment loss to average net assets, excluding waivers	(12.67)%(b)	(8.26)%(b)
Portfolio turnover rate	21%(a)	26%(a)
	Ariel International Equity Fund	Ariel Global Equity Fund
	(Institutional Class)	(Institutional Class)

	December 30, 2011(c) to	December 30, 2011(c) to
	September 30, 2012	September 30, 2012
Net asset value, beginning of year	$10.00	$10.00
Income from investment operations:
Net investment income	0.11	0.14
Net realized and unrealized losses on investments	(0.33)	(0.10)
Total from investment operations	(0.22)	0.04

Net asset value, end of period	$9.78	$10.04
Total return	(2.20)%(a)	0.40%(a)

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,926	10,677
Ratio of expenses to average net assets, including waivers	1.15%(b)	1.15%(b)
Ratio of expenses to average net assets, excluding waivers	15.70%(b)	4.07%(b)
Ratio of net investment income to average net assets, including waivers	3.41%(b)	3.26%(b)
Ratio of net investment income (loss) to average net assets, excluding waivers	(11.14)%(b)	0.34%(b)
Portfolio turnover rate	21%(a)	26%(a)

a) Not annualized.
(b) Annualized.
(c) Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Notes to the Financial Statements

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust.  Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified.  The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation djustments to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis.

Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of the Funds’ investments and are  summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,511,182,161	$1,290,026,957	$43,726,085	$6,225,681
Level 2*	14,745,094	15,139,808	–	319,406
Level 3	–	–	–	–
Fair
Value at
09/30/2012	$1,525,927,255	$1,305,166,765	$43,726,085	$6,545,087
* As of September 30, 2012, Level 2 securities held are repurchase agreements. See Schedule of Investments.

Annual Report	50	800.292.7435

September 30, 2012

	Ariel International Equity Fund	Ariel Global Equity Fund
Level 1	$2,660,070	$10,041,898
Level 2**	118,754	695,437
Level 3	—	—
Fair Value
at 09/30/2012	$2,778,824	$10,737,335

** As of September 30, 2012, Level 2 securities held are forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the contract, repurchase agreements and Komercni Banca AS.  See Schedules of Investments.

Forward currency contracts derive their value from underlying exchange rates.  These instruments are normally valued by pricing vendors using pricing models.The pricing models typically use inputs that are observed from active markets such as exchange rates.  As such, forward currency contracts were categorized as Level 2.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The FASB issued amendments to ASC Topic 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (ASU No, 2011-04).  Such amendments are effective for fiscal years beginning after December 15, 2011.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party.  Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices.  Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Europe risk— Ariel International Equity Fund and Ariel Global Equity Fund invest in securities issued by companies operating in Europe and therefore are subject to certain risks associated specifically with Europe.  A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies.  The recent rapid political and social changes throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict.

Forward currency contracts— Ariel International Equity Fund and Ariel Global Equity Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates.  The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts.  Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties.  Forward currency contracts are subject to the translations of foreign exchange rate fluctuations.  Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations.  The Funds record realized gains (losses) on the Statement of Operations as realized gain (loss) on foreign currency transactions at the time the forward currency contract is settled or closed.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the  requirements of the Internal Revenue Code applicable  to regulated investment companies and to distribute substantially all taxable income to shareholders.  Management has analyzed the Funds’ tax positions taken for all open federal income tax years (September 30, 2009 – 2012), and has concluded that no provision for federal income tax is required in the financial statements.

Class and expense allocations— Each class of shares has equal rights as to assets and earnings, except that shareholders of each class bear certain class-specific expenses related to marketing and distribution, shareholder servicing, transfer agency and shareholder reporting.  Income, other non-class-specific expense, and gains and losses on investments are allocated to each class of shares based on its relative net assets.  Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

arielinvestments.com	51

Notes to the Financial Statements (continued)

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually and recorded on exdividend date.

Distributions to shareholders are determined in accordance with federal income tax regulations and may differ from net investment income and realized capital gains for financial reporting purposes. Reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.  These differences are primarily due to net operating losses and foreign currency.  Reclassifications recorded at September 30, 2012 were as follows:

Ariel
	Ariel Fund	Appreciation	Ariel Focus
		Fund	Fund

Paid-in-capital	$9	$ --	$ --
Undistributed net
investment loss
	(9)	--	--
Accumulated net
realized gain	--	--	--

	Ariel	Ariel
	Discovery	International	Ariel Global
	Fund	Equity Fund	Equity Fund

Paid-in-capital
	$ --	$ --	$ --
Undistributed
net investment
income	33,517	3,819	7,549
Accumulated net
realized loss	(33,517)	(3,819)	(7,549)

Subsequent events— In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2012 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2012 (nine months ended for Ariel International Equity Fund and Ariel Global Equity Fund) were as follows:

	Ariel Fund	Ariel Appreciation	Ariel Focus Fund	Ariel Discovery	Ariel International	Ariel Global
		Fund		Fund	Equity Fund	Equity Fund
Purchases	$412,873,453	$350,728,013	$13,942,394	$3,226,709	$3,037,446	$11,771,172
Sales	682,211,591	525,497,529	19,917,582	1,526,519	355,457	1,389,058

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2012 were as follows:

	Ariel Fund	Ariel Appreciation	Ariel Focus Fund	Ariel Discovery	Ariel International	Ariel Global
		Fund		Fund	Equity Fund	Equity Fund
Cost	$1,112,169,529	$933,821,920	$39,825,986	$5,989,664	$2,787,109	$10,849,688

Unrealized
appreciation	$516,954,296	$448,325,961	$7,914,879	$989,200	$131,444	$495,396
Unrealized
depreciation	(103,196,570)	(76,981,116)	(4,014,780)	(433,777)	(137,429)	(596,253)
Net
unrealized
appreciation
(depreciation)	$413,757,726	$371,344,845	$3,900,099	$555,423	$(5,985)	$(100,857)

Annual Report	52	800.292.7435

September 30, 2012

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund		Ariel Discovery Fund

	2012	2011	2012	2011	2012	2011	2012	2011
Distribution from:
Ordinary
income	$3,209,712	$181,815	$5,037,290	$456,958	$251,088	$140,338	$—	$—
Long-term
capital gains	—	—	12,669,548	—	—	—	—	—
Total
distributions	$3,209,712	$181,815	$17,706,838	$456,958	$251,088	$140,338	$—	$—
As of September 30, 2011, Ariel International Equity Fund and Ariel Global Equity Fund had not commenced operations.  These Funds did not pay any distributions during the nine months ended September 30, 2012.

The components of accumulated earnings at September 30, 2012 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund
Undistributed ordinary income	$10,730,108	$10,939,462	$369,917
Undistributed long-term capital gains	—	128,147,459	—
Tax accumulated earnings	10,730,108	139,086,921	369,917
Accumulated capital and other losses	(169,130,527)	3	(2,108,832)
Unrealized appreciation on investments	413,757,726	371,344,845	3,900,099
Total accumulated earnings	$255,357,307	$510,431,769	$2,161,184

	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
		Fund
Undistributed ordinary income	$—	$45,367	$160,833
Undistributed long-term capital gains	—	—	—
Tax accumulated earnings	—	45,367	160,833
Accumulated capital and other losses	(59,747)	(4,124)	(61,293)
Unrealized appreciation (depreciation)	555,423	1,170	(110,269)
Total accumulated earnings	$495,676	$42,413	$(10,729)

At September 30, 2012, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund had post October capital loss deferrals of $51,686, $6,424 and $72,789, respectively.  Ariel Discovery Fund had a post December ordinary loss deferral of $8,061.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Previously, net capital losses were carried forward for up to eight years and treated as short-term losses.  The Act required that post-enactment net capital losses be used before pre-enactment net capital losses.  At September 30, 2012, Ariel Fund and Ariel Focus Fund had pre-enactment net capital losses for federal income tax purposes of $169,130,527 and $2,108,832, respectively, expiring in the year 2018.

arielinvestments.com

Notes to the Financial Statements (continued)

Note Four | Investment advisory and other transactions with related parties
Ariel Investments, LL C (the “Adviser”) provides investment advisory and administrative services to Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund under an agreement (the “Management Agreement”).  The Advisor provides investment advisory services to Ariel International Equity Fund and Ariel Global Equity Fund under an Advisory Agreement (collectively, the “Agreements”).  Pursuant to the Agreements, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

		Ariel		Ariel Discovery	Ariel	Ariel Global
Management Fees	Ariel Fund	Appreciation	Ariel Focus Fund	Fund	International	Equity Fund
		Fund			Equity Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%	1.00%	1.00%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%	0.95%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%	0.90%	0.90%

The Adviser has contractually agreed to reimburse the Funds to the extent their respective total annual operating expenses exceed certain limits as shown below:

		Ariel
	Ariel Fund	Appreciation	Ariel Focus Fund		Ariel Discovery Fund
		Fund

	Investor Class	Investor Class	Investor	Institutional	Investor	Institutional
			Class	Class	Class	Class
First $30 million*	1.50%	1.50%	—	—	—	—
Over $30 million*	1.00%	1.00%	—	—	—	—
On average daily net assets	—	—	1.25%	1.00%	1.50%	1.25%
Waiver**	—	—	2013	2013	2014	2014

	Ariel International Equity Fund		Ariel Global Equity Fund

	Investor	Institutional	Investor	Institutional
	Class	Class	Class	Class
On average daily net assets	1.40%	1.15%	1.40%	1.15%
Waiver**	2015	2015	2015	2015

* Exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items
** Through September 30 of the respective year.  After these dates, there is no assurance that such expenses will be limited.

Ariel Distributors, LL C is the Funds’ distributor and principal underwriter (“the Distributor”).  The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Investor Class of the Funds.

Under the plan, 12b-1 distribution fees at an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services.  For the year ended September 30, 2012 (nine months ended for Ariel International Equity Fund and Ariel Global Equity Fund) distribution fee expenses were as follows:

		Ariel			Ariel
	Ariel Fund	Appreciation	Ariel Focus Fund	Ariel Discovery	International	Ariel Global
		Fund		Fund	Equity Fund	Equity Fund

Paid to distributor	$3,640,877	$3,195,829	$90,518	$8,195	$1,850	$1,693
Paid to broker/dealers	2,692,224	2,504,433	49,532	4,012	25	47

The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.  Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Annual Report	54	800.292.7435

September 30, 2012

Note Five | Forward currency contracts

At September 30, 2012, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

					Unrealized
Contract Settlement Date	Currency to be	Amount to be	Currency to be	Amount to be	Appreciation
	Received	Received	Delivered	Delivered	(Depreciation)

Ariel International Equity Fund
10/16/2012	GBP	17,520	EUR	22,144	$(170)
10/23/2012	JPY	713,466	USD	9,090	54
10/23/2012	GBP	5,783	USD	9,090	247
11/08/2012	SEK	333,663	EUR	39,896	(547)
11/08/2012	SGD	19,960	EUR	12,966	(404)
11/09/2012	SEK	97,217	EUR	11,622	(158)
11/09/2012	SEK	96,905	EUR	11,567	(133)
11/09/2012	AUD	21,567	CAD	22,554	(624)
11/14/2012	SGD	22,299	EUR	14,458	(418)
12/20/2012	AUD	11,680	JPY	951,040	(161)
12/20/2012	GBP	9,015	CHF	13,588	86
12/20/2012	AUD	7,068	CHF	6,794	49
12/20/2012	SGD	9,879	JPY	634,027	(81)
12/20/2012	DKK	83,562	CHF	13,588	(40)
					$(2,300)
Ariel Global Equity Fund
10/17/2012	USD	108,596	JPY	8,607,212	$(1,710)
11/09/2012	CAD	219,386	EUR	176,673	(4,148)
11/09/2012	AUD	104,861	EUR	88,330	(5,132)
11/09/2012	SEK	736,263	EUR	88,025	(1,200)
11/09/2012	CAD	27,146	EUR	21,884	(543)
11/09/2012	NOK	226,080	EUR	30,638	21
11/09/2012	USD	108,728	EUR	87,538	(3,805)
11/14/2012	SGD	89,108	EUR	57,775	(1,669)
12/20/2012	AUD	135,028	CHF	129,761	964
12/20/2012	HKD	862,345	EUR	85,271	1,545
12/20/2012	DKK	253,995	EUR	34,108	(14)
12/20/2012	AUD	53,717	EUR	42,635	514
12/20/2012	USD	110,251	CHF	102,317	1,305
12/20/2012	USD	120,992	EUR	92,737	1,718
12/20/2012	USD	111,250	EUR	85,271	1,580
12/20/2012	USD	120,572	GBP	74,244	710
12/20/2012	USD	120,841	CHF	112,056	1,526
12/20/2012	USD	120,763	JPY	9,508,848	(1,176)
12/20/2012	USD	217,334	JPY	17,102,448	(1,982)
					$(11,496)

arielinvestments.com	55

Notes to the Financial Statements (continued)	September 30, 2012

As reflected in the Statement of Operations, realized net gain (loss) and the change in unrealized appreciation (depreciation) on forward currency contracts for the nine months ended September 30, 2012 were:

	Ariel International Equity Fund	Ariel Global Equity Fund
Realized net gain (loss) on forward currency contracts	$5,028	$20,481
Change in unrealized appreciation (depreciation) on forward
currency contracts	(2,300)	(11,496)

The forward currency contracts held at September 30, 2012 are indicative of the contracts entered throughout the nine month period from December 30, 2011 to September 30, 2012.

Note Six | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the year ended September 30, 2012, with affiliated companies:

	Share Activity				Year Ended September 30, 2012
Security Name	Balance September 30, 2011	Purchases	Sales	Balance September 30, 2012	Market Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares

Interface, Inc.*	3,452,238	119,500	1,047,700	2,524,038	$33,342,542	$224,067	$(257,531)
Fair Isaac Corp.*	2,196,000	–	1,147,000	1,049,000	46,428,740	108,428	13,590,344
Symmetry Medical Inc.	2,474,200	144,400	351,200	2,267,400	22,424,586	—	(363,811)
Contango Oil & Gas Co.	535,771	371,076	–	906,847	44,562,462	—	—
					$146,758,330	$332,495	$12,969,002

*No longer an affiliated company.

Note Seven | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company.  The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions.  The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line.  Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the year ended September 30, 2012, the details of the borrowings were as follows:

Weighted
Fund	Average Daily	Number of Days	Average Annualized
	Borrowings	Outstanding	Interest Rate
Ariel Fund	$3,664,245	1	1.41%
Ariel Focus Fund	174,816	16	1.40%

Annual Report	56	800.292.7435

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ariel Investment Trust, comprising Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (collectively the “Funds”), as of September 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the year then ended for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund, and the related statements of operations and changes in net assets and the financial highlights for the period from December 30, 2011 (commencement of operations) to September 30, 2012 for Ariel International Equity Fund and Ariel Global Equity Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial statements and financial highlights for the periods ended on and prior to September 30, 2011 were audited by other auditors whose report, dated November 8, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2012, the results of their operations for the year then ended and the changes in their net assets, and the financial highlights for the respective periods stated in the first paragraph, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 12, 2012

arielinvestments.com	57

Important Supplemental Information	September 30, 2012

2012 Tax Information
The following information for the fiscal year ended September 30, 2012 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund is provided pursuant to provisions of the Internal Revenue Code.

		Ariel	Ariel
	Ariel Fund	Appreciation	Focus
		Fund	Fund
Long term capital
gain distributions paid
during the year*	$ —	$12,669,548	$ —
Dividends received
deduction % for
corporate shareholders	100%	100%	100%
		Ariel	Ariel
	Ariel Discovery	International	Global Equity
	Fund	Equity Fund	Fund
Long term capital
gain distributions paid
during the year*	$ —	$ —	$ —
Dividends received
deduction % for
corporate shareholders	0%	0%	0%
*designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2013.  The Funds intend to designate the maximum amount of qualified dividend income allowed.

Foreign Tax Credit Pass Through
Pursuant to Section 853 of the Internal Revenue Code, the Ariel International Equity Fund and Ariel Global Equity Fund designate the following amounts as foreign taxes paid for the year ended September 30, 2012.  Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Ariel	Ariel
	International	Global Equity
	Equity Fund	Fund
Creditable Foreign Taxes Paid	$7,047	$27,545
Per Share Amount	$0.0213	$0.0237
Portion of Ordinary Income
Distribution Derived from
Foreign Sourced Income*	0.00%	0.00%
* None of the Funds listed above derived any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.  Above figures may differ from those cited elsewhere in this repot due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.  In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling 800-292-7435.  Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address.  We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.  Should you wish to receive individual copies of materials, please contact us at 800-292-7435.  Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov. Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All of the Funds’ quarterly reports contain a complete schedule of portfolio holdings.  All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com. Shareholders also may obtain copies of shareholder reports upon request by calling 800-292-7435 or by writing to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LL C, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.

Annual Report	58	800.292.7435

Fund Expense Example	(unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses.  The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees.

The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee.  If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2012-September 30, 2012.

Actual expenses
The first line of the table below for each Fund providesinformation about actual account values and actual expenses for that particular Fund.  You may use the informationin each of these lines, together with the amountyou invested, to estimate the expenses that you paid over the period in each Fund.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each of the Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds.  Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Hypothetical
		Actual		(5% return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses
	Account Value	Account Value	Paid During	Account Value	Paid During	Annualized
Fund and Return	4/1/2012	9/30/2012	Period	9/30/2012	Period	Expense Ratio
Ariel Fund
Investor Class	$1,000.00	$1,008.90	$5.17	$1,019.85	$5.20	1.03%
Institutional Class	1,000.00	1,010.60	3.47	1,021.55	3.49	0.69%
Ariel Appreciation Fund
Investor Class	$1,000.00	$1,003.10	$5.81	$1,019.20	$5.86	1.16%
Institutional Class	1,000.00	1,003.60	5.26	1,019.75	5.30	1.05%
Ariel Focus Fund
Investor Class	$1,000.00	$975.90	$6.17	$1,018.75	$6.31	1.25%
Institutional Class	1,000.00	976.80	4.94	1,020.00	5.05	1.00%
Ariel Discovery Fund
Investor Class	$1,000.00	$1,059.80	$7.72	$1,017.50	$7.57	1.50%
Institutional Class	1,000.00	1,060.70	6.44	1,018.75	6.31	1.25%
Ariel International Equity Fund
Investor Class	$1,000.00	$928.70	$6.75	$1,018.00	$7.06	1.40%
Institutional Class	1,000.00	929.70	5.55	1,019.25	5.81	1.15%
Ariel Global Equity Fund
Investor Class	$1,000.00	$952.50	$6.83	$1,018.00	$7.06	1.40%
Institutional Class	1,000.00	953.50	5.62	1,019.25	5.81	1.15%

Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

arielinvestments.com	59

Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

James W. Compton	Trustee, Member of	Indefinite, until successor	Retired President and CEO,	Seaway Bank and Trust
Age: 74	Governance and Audit	elected	Chicago Urban League	Company, Commonwealth
	Committees		(non-profit, civil rights and	Edison Company
		Served as a Trustee	community-based organi-
		since 1997	zation), 1972 to 2006

William C. Dietrich	Trustee, Chairman of Audit	Indefinite, until successor	Retired Executive Director,
Age: 63	Committee, Member of	elected	Shalem Institute for
	Executive Committee		Spiritual Formation, Inc.
Served as a Trustee
since 1986

Royce N. Flippin, Jr.	Lead Independent Trustee,	Indefinite, until successor	President, Flippin
Age: 78	Member of Management	elected	Associates since 1992
Contracts and Governance
	Committees, Chairman of	Served as a Trustee
	Executive Committee	since 1986 and Lead
Independent Trustee
since 2006

Mellody L. Hobson	Chairman of the Board of	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 43	Trustees and President,	elected	Investments since 2000	SKG, Inc., Chairman) The
	Member of Executive			Estee Lauder Companies
	Committee	Served as a Trustee since		Inc., Groupon, Inc.,
		1993, President since 2002		Starbucks Corporation,
		and Chairman		After School Matters
		since 2006.		(Chairman), Sundance
Institute, Chicago Public
Education Fund, The Field
Museum, Investment
Company Institute (Board
of Governors), SEC Investor
Advisory Committee

Christopher G. Kennedy	Trustee, Member of	Indefinite, until successor	Chairman of the Board	Interface Inc.
Age: 49	Audit and Governance	elected	of Trustees, University of
	Committees		Illinois, Chairman,
		Served as a Trustee since	Joseph P. Kennedy
		1995	Enterprise, Inc.; Former
President, Merchandise
Mart Properties, Inc.,
2000 to 2011

arielinvestments.com	60	800.292.7435

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 52		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee	Officer, Mutual Funds since	Committee and Board of
		since 2003 and Vice	2007	Advisors for the Graduate
		President since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

William M. Lewis, Jr.	Trustee, Member of	Indefinite, until successor	Managing Director	Darden Restaurants, Inc.
Age: 56	Management Contracts	elected	and Co-Chairman of
	Committee		Investment Banking, Lazard
		Served as a Trustee	Ltd. since 2004
since 2007

H. Carl McCall	Trustee, Chairman of	Indefinite, until successor	Chairman, The State
Age: 77	Governance Committee,	elected	University of New York
	Member of Audit		Principal, Convent Capital,
	Committee	Served as a Trustee	LLC, 2004-2011
since 2006

John W. Rogers, Jr.	Trustee	Indefinite, until	Founder, Chairman, CEO	Exelon Corporation,
Age: 54		successor elected	and Chief Investment	McDonald’s Corporation,
			Officer, Ariel Investments,	Chicago Urban League,
		Served as a Trustee	Lead Portfolio Manager,	Trustee of the University
		1986 to 1993 and	Ariel Fund & Co-Portfolio	of Chicago, Chair of the
		since 2000	Manager, Ariel	President’s Advisory Council
			Appreciation Fund	on Financial Capability

James M. Williams	Trustee, Chairman of	Indefinite, until successor	Vice President and	SEI Mutual Funds
Age: 65	Management Contracts	elected	Chief Investment Officer,
	Committee		J. Paul Getty Trust, since
		Served as a Trustee	2002
since 2006

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
John G. Guffey, Jr.
Bert N. Mitchell, CPA Chairman

Note:  Number of portfolios in complex overseen by all Trustees is four.  Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

arielinvestments.com	61	800.292.7435

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer

Mareile B. Cusack	Vice President, Anti-Money	Indefinite, until successor	Vice President, Ariel	Smart Museum of Art
Age: 54	Laundering Officer and	elected	Investments since 2007,	(University of Chicago),
	Assistant Secretary		General Counsel since	The Great Books
		Served as Vice President	October 2008; Vice	Foundation
		and Assistant Secretary	President and Associate
		since 2008	General Counsel, Chicago
Stock Exchange, Inc. 2007
		Served as Anti-Money	and Chief Enforcement
		Laundering Officer since 2010	Counsel, 2004 to 2007

Mellody L. Hobson	Chairman, President, Chief	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 43	Executive Officer and	elected	Investments, since 2000	SKG, Inc., (Chairman) The
	Principal Executive Officer			Estee Lauder Companies
		Served as a Trustee since		Inc., Group on, Inc.,
		1993, President since 2002		Starbucks Corporation,
		and Chairman		After School Matters
		since 2006		(Chairman), Sundance
Institute, Chicago Public
Education Fund, The Field
Museum, Investment
Company Institute (Board
of Governors), SEC Investor
Advisory Committee

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 52		elected	Ariel Investments since	of Regents, Member of the
			1999, Chief Marketing	Investment Policy Committee
		Served as a Trustee since	Officer, Mutual Funds since	and Board of Advisors for
		2003 and Vice President	2007	the Graduate School of
		since 1999		Business, Harris Theater for
Music and Dance, Lupus
Foundation of America, Inc.

Jeffrey H. Rapaport	Vice President and	Served as Vice President	Vice President, Fund
Age: 36	Assistant Treasurer	and Assistant Treasurer	Administration since 2010;
		since 2010	Senior Fund Administration
Analyst, Ariel Investments,
2007-2010; Fund
Administrator, Ariel
Investments, 2005-2007

Anita M. Zagrodnik, CPA	Chief Financial Officer,	Indefinite, until successor	Senior Vice President,
Age: 52	Chief Compliance Officer,	elected	Fund Administration,
	Vice President, Secretary		Ariel Investments since
	and Treasurer	Served as Vice President	2010; Vice President,
		since 2003, Chief Financial	Fund Administration, Ariel
		Officer and Treasurer since	Investments, 2003-2010
2010, Chief Compliance
Officer, Ariel Investment Trust
since 2004, Secretary since
2007, Assistant Secretary
from 2003-2007

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers.  The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.  Note: Number of portfolios in complex overseen by all Officers  is four.  Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

Annual Report	62	800.292.7435

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) James Compton and (4) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees.  The aggregate Audit Fees of Deloitte & Touche LLP (“Deloitte”) and KPMG LLP (“KPMG”), respectively, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $100,000 and $74,000.

(b)           Audit-Related Fees.  The aggregate Audit-Related Fees of Deloitte and KPMG, respectively, for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2012 and September 30, 2011, aggregate Audit-Related Fees billed by Deloitte and KPMG, respectively, that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)           Tax Fees.  The aggregate Tax Fees of Deloitte and KPMG, respectively, for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $21,000 and $14,000.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2012 and September 30, 2011, the aggregate Tax Fees billed by Deloitte and KPMG, respectively, that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)          All Other Fees.  The aggregate Other Fees of Deloitte and KPMG, respectively, for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2012 and September 30, 2011, were $0 and $0.

For the twelve month periods ended September 30, 2012 and September 30, 2011, the aggregate fees in this category billed by Deloitte and KPMG, respectively, that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)     Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)          No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2012 and September 30, 2011, aggregate non-audit fees billed by Deloitte and KPMG, respectively, for services rendered to the registrant were $21,000 and $14,000, respectively.

For the twelve month periods ended September 30, 2012 and September 30, 2011, aggregate non-audit fees billed by Deloitte and KPMG, respectively, for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)          The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)   (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)   (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:      November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:       November 20, 2012

By:  /s/ Anita Zagrodnik
       Anita Zagrodnik
       Treasurer and Chief Financial Officer

Date:       November 20, 2012